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CLIFFORD CHANCE                                    LIMITED LIABILITY PARTNERSHIP

                                                                  CONFORMED COPY

                                                                     EXHIBIT 2.5

                                DATED 19 MAY 2003

                             MARCONI CORPORATION plc

                                   AND OTHERS

                                  AS COMPANIES

                                  IN FAVOUR OF

                    THE LAW DEBENTURE TRUST CORPORATION p.l.c

                               AS SECURITY TRUSTEE

                   ------------------------------------------

                               COMPOSITE DEBENTURE

                   ------------------------------------------

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                                    CONTENTS

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CLAUSE                                                                                    PAGE
1.     Definitions And Interpretation..............................................         1
2.     Payment Of Secured Obligations..............................................         6
3.     Fixed Charges, Assignments And Floating Charge..............................         7
4.     Crystallisation Of Floating Charge..........................................         8
5.     Perfection Of Security......................................................         9
6.     Further Assurance...........................................................        12
7.     Negative Pledge And Disposals...............................................        13
8.     Shares......................................................................        14
9.     Accounts....................................................................        15
10.    Monetary Claims.............................................................        16
11.    Real Property...............................................................        17
12.    Intragroup Loan Contracts...................................................        17
13.    Investments: Delivery Of Documents Of Title.................................        17
14.    Enforcement Of Security.....................................................        17
15.    Extension And Variation Of The Law Of Property Act 1925.....................        18
16.    Appointment Of Receiver.....................................................        18
17.    Powers Of Receiver..........................................................        19
18.    Application Of Moneys.......................................................        20
19.    Protection Of Purchasers....................................................        20
20.    Power Of Attorney...........................................................        20
21.    Effectiveness Of Security...................................................        21
22.    Release Of Security.........................................................        22
23.    Set-Off.....................................................................        22
24.    Subsequent Security Interests...............................................        22
25.    Currency Indemnity..........................................................        23
26.    Assignment..................................................................        23
27.    Notices.....................................................................        23
28.    Expenses, Costs And Taxes...................................................        23
29.    Payments Free Of Deduction..................................................        24
30.    Discretion And Delegation...................................................        25
31.    Perpetuity Period...........................................................        25
32.    Governing Law...............................................................        25
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
33.    Jurisdiction................................................................        25
34.    Counterparts................................................................        25

Schedule 1 THE COMPANIES...........................................................        27

Schedule 2 DETAILS OF REAL PROPERTY................................................        28
       Part A Registered Land......................................................        28
       Part B Unregistered Land....................................................        29

Schedule 3 DETAILS OF ASSIGNED ACCOUNTS............................................        30

Schedule 4 DETAILS OF SHARES.......................................................        31
       Part A        ..............................................................        31
       Part B        ..............................................................        34

Schedule 5           ..............................................................        38
       Part A Form Of Notice Of Assignment Of Assigned Accounts....................        38
       Part B Form Of Notice Of Assignment Of Intra-Group Loan.....................        42

Schedule 6           ..............................................................        45
       Part A Form Of Notice Of Charge To Landlords................................        45
       Part B Form Of Notice Of Charge Over Account................................        47
       Part C Form Of Notice Of Charge Over Monetary Claims........................        50

Schedule 7 FORM OF LEGAL MORTGAGE..................................................        53
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THIS DEBENTURE is made on 19 May 2003

BY

(1)      THE COMPANIES listed in Schedule 1 (The Companies) as companies (the
         "COMPANIES" and each a "COMPANY") in favour of

(2)      THE LAW DEBENTURE TRUST CORPORATION P.L.C. as security trustee for the
         Secured Creditors on the terms and conditions set out in the Security
         Trust and Intercreditor Deed (the "SECURITY TRUSTEE" which expression shall include any person for the time being appointed as trustee or as an additional trustee for the purpose of, and in accordance with, the Security Trust and Intercreditor Deed).

IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         Terms defined in the Security Trust and Intercreditor Deed shall, unless otherwise defined in this Debenture, have the same meaning when used in this Debenture or any Mortgage (as defined below) and in addition:

         "ACCOUNTS" means any credit balance from time to time on any account opened or maintained by any Company with any financial institution and all Related Rights and for the avoidance of doubt, includes the Assigned Accounts.

         "ASSIGNED ACCOUNTS" means each Escrow Account listed in Schedule 3
         (Details of Assigned Accounts) and all Related Rights.

         "AUSTRALIAN SHARES AND ASSETS" means the shares held by, to the order of or on behalf of Associated Electrical Industries Limited at any time in Marconi Australia Holdings Pty Limited, a company registered in Victoria with company number ABN 28 004 344 272 and all undertakings, assets and rights of any of the Companies (and in each case all Related
         Rights) which, as at the date of this Debenture, are located, or taken for the purposes of any Australian State or Territory stamp duty law to be located in Australia.

         "CHARGED PROPERTY" means all the assets of the Companies which from time to time are the subject of the security created or expressed to be created in favour of the Security Trustee by or pursuant to this Debenture and any Mortgage.

         "COLLATERAL RIGHTS" means all rights, powers and remedies of the Security Trustee provided by or pursuant to this Debenture or any Mortgage or by law.

         "CONSENT PROPERTIES" means:

         (a) leasehold property known as Area A, New Century Park, Coventry more particularly described by the lease dated 24 August 2001 between Marconi Communications Limited (1) and Marconi (NCP)
                  Limited (2);

         (b) leasehold property known as Area B, New Century Park, Coventry more particularly described by the lease dated 24 August 2001 between Marconi Communications Limited (1) and Marconi (NCP)
                  Limited (2);

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         (c)      leasehold property known as Area C, New Century Park, Coventry more particularly described by the lease dated 24 August 2001 between Marconi Communications Limited (1) and Marconi (NCP)
                  Limited (2);

         (d) leasehold property known as Area D, New Century Park, Coventry more particularly described by the lease dated 24 August 2001 between Marconi Communications Limited (1) and Marconi (NCP)
                  Limited (2);

         (e) leasehold property known as New Horizon Park, Coventry more particularly described by the lease dated 14 April 2003 and made between Peter Edward Blackwell and Ronald Geoffrey
                  Sweetman as trustees of the Kodak Pension Plan (1) and Marconi
                  Communications Limited (2); and

         (f)      leasehold property known as 12th Floor, Exchange Tower, 1
                  Harbour Exchange Square, London Docklands, E1 more particularly described by the lease dated 16 September 1998 and made between Dockways Limited (1) and Mobile Systems
                  International plc (2).

         "ENFORCEMENT EVENT" has the meaning given to such term in the Security
         Trust and Intercreditor Deed.

         "GROUP" means Marconi Corporation and its Subsidiaries for the time being.

         "INSOLVENCY EVENT OF DEFAULT" means any Insolvency Event which is also an Event of Default.

         "INSURANCE POLICY" means any policy of insurance in which any Company may from time to time have an interest and all Related Rights.

         "INTELLECTUAL PROPERTY" means all industrial and intellectual property rights whether registered or not including pending applications for registration of such rights and the right to apply for registration of such rights including but not limited to Patents (as defined in the Indentures), utility models, design patents, registered designs, design rights, trade and service marks, copyrights (including copyright and equivalent rights in computer software), rights in inventions, technical information, rights in know-how, business names, database rights, processes, models, formulae and experiments and all rights of equivalent or similar effect to any of those which may subsist anywhere in the world and all Related Rights.

         "INTERIM BONDING FACILITY DOCUMENTS" means the Bonding Documents referred to in the Interim Bonding Facility Letter.

         "INTERIM BONDING FACILITY LETTER" means the facility letter dated 10
         May 2002, as amended on 24 October 2002, between HSBC Bank plc,
         Barclays Bank PLC, JPMorgan Chase Bank and Marconi Bonding Limited in an amount up to L150,000,000 (or the equivalent in other currencies) for the issuance of bonds, guarantees, letters of credit, indemnities and similar instruments.

                                     - 2 -

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         "INTRA-GROUP LOAN CONTRACTS" means any contracts between any Company and any other member of the Group pursuant to which that Company makes available intra-Group loans to such member of the Group and all Related
         Rights.

         "INVESTMENTS" means:

         (a) any stocks, shares, debentures, securities and certificates of deposit (but not including the Shares);

         (b)      all interests in collective investment schemes; and

         (c) all warrants, options and other rights to subscribe or acquire any of the investments described in (a) and (b),

         in each case whether held directly by or to the order of any Company or by any trustee, nominee, fiduciary or clearance system on its behalf and all Related Rights (including all rights against any such trustee, nominee, fiduciary or clearance system).

         "MARCONI CORPORATION" means Marconi Corporation plc (Company number
         00067307).

         "MONETARY CLAIMS" means any book and other debts and monetary claims owing to any Company and any proceeds thereof including, without limitation, any claims or sums of money deriving from or in relation to any Intellectual Property, the proceeds of any Insurance Policy, any court order or judgment, any contract or agreement to which that Company is a party and any other assets, property, rights or undertaking of that Company and all Related Rights.

         "MORTGAGE" means a mortgage or charge in respect of Real Property in accordance with Clause 6 (Further Assurance) and Clause 11 (Real
         Property) substantially in the form of Schedule 7 (Form of Legal
         Mortgage).

         "NEW BONDING FACILITY AGREEMENT" means the L50 million committed revolving bonding facility agreement dated 27 March 2003 among Marconi
         Corporation, Marconi Bonding Limited, HSBC Bank plc as agent and security trustee, the lenders described thereunder and certain other
         Subsidiaries providing for the issuance of surety bonds, appeal bonds, bid bonds, performance bonds, letters of credit, bank guarantees or other obligations of a like nature on behalf of Marconi Corporation and/or any Subsidiary, as such agreement may be amended, extended, supplemented or otherwise modified from time to time (including, without limitation, any successive amendments, extensions, supplements or other modifications of the foregoing).

         "NOTICE OF ASSIGNMENT" means a notice of assignment in substantially the form set out in Schedule 5.

         "NOTICE OF CHARGE" means a notice of charge in substantially the form set out in Schedule 6.

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         "REAL PROPERTY" means:

         (d)      any freehold, leasehold, heritable or immovable property
                  (including the freehold and leasehold property in England and Wales specified in Schedule 2 (Details of Real Property));

         (e) any buildings, fixtures, fittings, fixed plant or machinery from time to time situated on or forming part of such freehold or leasehold property; and

         (f) any present or future freehold, heritable or leasehold property in which any company has an interest,

         and includes all Related Rights.

         "RECEIVER" means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property.

         "RELATED RIGHTS" means, in relation to any asset,

         (g) the proceeds of sale or assignment of all or any part of that asset;

         (h) all rights under any licence, agreement for sale or agreement for lease in respect of that asset;

         (i) all rights, benefits, claims, contracts, warranties, remedies, security, indemnities or covenants for title in respect of that asset; and

         (j) any moneys and proceeds paid or payable in respect of that asset including, but not limited to royalties, licence payments, awards of damages and payments made pursuant to settlement agreements in respect of that asset.

         "SCHEDULE 2 REAL PROPERTY" means the Real Property specified in
         Schedule 2 (Details of Real Property) and all Related Rights.

         "SECURED OBLIGATIONS" means, in relation to a Company, all present and future indebtedness, liabilities and obligations (for the avoidance of doubt, including any liabilities and obligations which have been cash-collateralised by the Companies) at any time of the relevant
         Company under the Relevant Documents, both actual and contingent and whether incurred solely or jointly or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities and obligations:

         (k)      any refinancing, novation, deferral or extension;

         (l) any obligation relating to any increase in the amount of such obligations;

         (m)      any claim for damages or restitution; and

         (n) any claim as a result of any recovery by a Company of a payment or discharge, or non-allowability, on the grounds of preference,

         and any amounts that would be included in any of the above but for any discharge, non-provability or unenforceability of those amounts in any insolvency or other proceedings

                                     - 4 -

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         (including interest accruing after the commencement of any insolvency or other proceedings).

         "SECURITY TRUST AND INTERCREDITOR DEED" means the security trust and intercreditor deed dated on or about the date hereof between, amongst others, the Security Trustee, Marconi Corporation and other obligors, Law Debenture Trust Company of New York as senior note trustee and JPMorgan Chase Bank as junior note trustee.

         "SHARES" means all of the shares in the companies set out in Schedule 4
         (Details of Shares) held by, to the order or on behalf of the Companies at any time and all Related Rights.

         "SUBSIDIARY" means a subsidiary within the meaning of Section 736 of the Companies Act 1985, as amended by Section 144 of the Companies Act
         1989.

         "TANGIBLE MOVEABLE PROPERTY" means any plant, machinery, office equipment, computers, vehicles and other chattels (excluding any for the time being forming part of the Companies' stock in trade or work in progress) and all Related Rights.

         "TEMPORARY BONDING FACILITY DOCUMENTS" means the Bonding Documents referred to in the Temporary Bonding Facility Letter.

         "TEMPORARY BONDING FACILITY LETTER" means the facility letter dated 8
         February 2002 between HSBC Bank plc, Barclays Bank PLC and Marconi
         Bonding Limited in an amount up to L50,000,000 (or equivalent in other currencies) for the issuance of bonds, guarantees, letters of credit, indemnities and similar instruments.

1.2      INTERPRETATION
         In this Debenture:

         1.2.1    the rules of interpretation contained in clause 1.2
                  (Interpretation) of the Security Trust and Intercreditor Deed shall apply to the construction of this Debenture or any Mortgage;

         1.2.2 "continuing" in relation to an Enforcement Event, shall be construed as a reference to an acceleration of any Secured
                  Obligation (other than Secured Obligations arising under the New Bonding Facility Agreement) where such acceleration has not been rescinded in writing or a declaration that the Secured Obligations (other than Secured Obligations arising under the New Bonding Facility Agreement) are prematurely due and payable (other than solely as a result of it becoming unlawful for a Secured Creditor to perform its obligations under the Relevant Documents) where such declaration has not been revoked in writing or any failure by an Obligor to pay any principal amount in respect of any Secured Obligations
                  (other than Secured Obligations arising under the New Bonding
                  Facility Agreement) whether on maturity or otherwise which has not been remedied or waived in writing. For the purposes of this sub-clause 1.2.2, the definition of "Secured Obligations" shall have the same meaning as in the Security Trust and Intercreditor Deed;

                                     - 5 -

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         1.2.3    any reference to the "SECURITY TRUSTEE", the "COMPANIES", any
                  "COMPANY" or the "SECURED CREDITORS" shall be construed so as to include its or their (and any subsequent) successors in title and any permitted assignees and transferees in
                  accordance with their respective interests; and

         1.2.4 references in this Debenture to any Clause or Schedule shall be to a clause or schedule contained in this Debenture.

1.3      THIRD PARTY RIGHTS

         A person who is not a party hereto shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Debenture.

1.4      DUPLICATION

         To the extent that the provisions of the Debenture duplicate those of any Mortgage the provisions of that Mortgage shall prevail.

1.5      INCORPORATION OF PROVISIONS INTO ANY MORTGAGE

         Clauses 1.2 (Interpretation), 6.1 (Further Assurance: General), 6.3
         (Implied Covenants for Title), 14 (Enforcement of Security), 15
         (Extension and Variation of the Law of Property Act 1925), 16
         (Appointment of Receiver), 17 (Powers of Receiver), 20 (Power of
         Attorney), 32 (Governing Law) and 33 (Jurisdiction) of this Debenture are incorporated into any Mortgage as if expressly incorporated into that Mortgage, as if references in those clauses to this Debenture were references to that Mortgage and as if all references in those clauses to Charged Property were references to the assets of the Company granting the Mortgage from time to time charged in favour of, or assigned (whether at law or in equity) to the Security Trustee by or pursuant to that Mortgage.

1.6      MORTGAGE

         It is agreed that each Mortgage is supplemental to this Debenture.

1.7      SECURITY TRUST AND INTERCREDITOR DEED

         The parties hereto each acknowledge that the Security Trustee, when acting hereunder, shall be acting in accordance with and subject to the terms of the Security Trust and Intercreditor Deed.

1.8      CONFLICT

         Notwithstanding any provision to the contrary contained herein, the parties agree that this Debenture is subject in all respects to the terms of the Security Trust and Intercreditor Deed and for the avoidance of doubt, in the event of any inconsistency, the provisions of the Security Trust and Intercreditor Deed shall prevail.

2.       PAYMENT OF SECURED OBLIGATIONS

2.1      COVENANT TO PAY

         Each Company hereby covenants with the Security Trustee as trustee for the Secured Creditors that it shall on demand of the Security Trustee discharge all the Secured Obligations and each Company shall pay to the Security Trustee when due and payable every sum at any time owing, due or incurred by that Company to the Security Trustee (whether for its own account or as trustee for the Secured Creditors) or any of the other Secured Creditors in respect of any such liabilities PROVIDED
         THAT neither such covenant

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         nor the security constituted by this Debenture nor any other provisions of this Debenture or any Mortgage shall extend to or include any liability or sum which would, but for this proviso, cause such covenant, security, or provision to be unlawful or prohibited by any applicable law (including, for the avoidance of doubt, Section 151 of the Companies Act 1985).

2.2      INTEREST ON DEMANDS

         If any Company fails to pay any sum on the due date for payment of that sum that Company shall pay interest on such sum (before and after any judgment and to the extent interest at a default rate is not otherwise being paid on such sum) from the date of demand until the date of payment calculated on a daily basis at the rate determined in accordance with the provisions of Clause 18.4 (Interest on Demands) of the Security Trust and Intercreditor Deed.

3.       FIXED CHARGES, ASSIGNMENTS AND FLOATING CHARGE

3.1      FIXED CHARGES

         Each Company hereby charges with full title guarantee in favour of the Security Trustee as trustee for the Secured Creditors with the payment and discharge of the Secured Obligations, by way of first fixed charge
         (which so far as it relates to land in England and Wales vested in any Company at the date hereof shall be a charge by way of legal mortgage) all of its right, title and interest from time to time in and to each of the following assets:

         3.1.1    the Schedule 2 Real Property;

         3.1.2    the Tangible Moveable Property;

         3.1.3    any goodwill;

         3.1.4 all rights in relation to the uncalled capital of that Company;

         3.1.5 the Shares, all dividends, interest and other monies payable in respect of the Shares and all other Related Rights (whether derived by way of redemption, bonus, preference, option, substitution, conversion or otherwise); and

         3.1.6 all Monetary Claims deriving from or in relation to any Intellectual Property or the proceeds of any Insurance Policy relating to Schedule 2 Real Property.

3.2      ASSIGNMENTS

         Each Company hereby assigns with full title guarantee to the Security
         Trustee as trustee for the Secured Creditors as security for the payment and discharge of the Secured Obligations all its right, title and interest from time to time in and to each of the following assets
         (having already obtained any necessary consent to such assignment from any third party):

         3.2.1    all rights and claims in relation to any Assigned Account; and

         3.2.2    each of the Intra-Group Loan Contracts.

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3.3      FLOATING CHARGE

         Each Company hereby charges with full title guarantee in favour of the Security Trustee as trustee for the Secured Creditors with the payment and discharge of the Secured Obligations by way of first floating charge the whole of its undertaking and assets (including, but not limited to the Real Property, the Accounts, the Insurance Policies, the Intellectual Property, the Monetary Claims and the Investments), present and future, other than any assets validly and effectively charged or assigned (whether at law or in equity) by way of fixed security under the laws of England and Wales, or of the jurisdiction in which that asset is situated, in favour of the Security Trustee as security for the Secured Obligations but specifically including within the floating charge hereby created the whole property, assets and undertaking of each Company situated in Scotland or otherwise governed by Scots law.

3.4      CASH COLLATERAL

         The security created by Clause 3.3 (Floating Charge) over the Accounts
         (other than the Mandatory Redemption Escrow Account) shall take effect subject to, and shall not restrict the ability of any Company to create, any (a) security or (b) other arrangement under which money or claims to, or the benefit of, a bank or other account may be applied, set-off, made subject to a combination of accounts or otherwise subject to time deposit arrangements or other flawed asset rights (whether or not such security is or is to be created on, before or after the date of this Debenture) which secures obligations under and/or in respect of:

         3.4.1    the Interim Bonding Facility Documents;

         3.4.2    the Temporary Bonding Facility Documents;

         3.4.3    the New Bonding Facility Agreement;

         3.4.4    the Existing Performance Bonds; and

         3.4.5    any other bonding facility expressly permitted pursuant to
                  Section 4.07 (Limitations on Indebtedness and Preferred Stock) of the Senior Note Indenture and Section 4.06 (Limitations on
                  Indebtedness and Preferred Stock) of the Junior Note
                  Indenture,

         in each case as a result of the provision of cash collateral as permitted pursuant to the terms of the Indentures or any of them, the Escrow Agreement or the Security Trust and Intercreditor Deed.

3.5      AUSTRALIAN SHARES AND ASSETS

         For the avoidance of doubt, the Australian Shares and Assets shall not be charged by way of fixed or floating charge under this Debenture.

4.       CRYSTALLISATION OF FLOATING CHARGE

4.1      CRYSTALLISATION:  BY NOTICE

         By notice in writing to Marconi Corporation for and on behalf of the Companies, the Security Trustee may and shall, if so instructed pursuant to the Security Trust and Intercreditor Deed, convert the floating charge created by Clause 3.3 (Floating Charge)

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         with immediate effect into a fixed charge as regards any property or assets specified in the notice if:

         4.1.1    an Event of Default has occurred and is continuing; or

         4.1.2 any person attempts to levy any distress, execution, diligence or other similar process against or to appoint a Receiver over any of the Charged Property; or

         4.1.3    the Security Trustee considers that any of the Charged
                  Property may be in jeopardy or in danger of being seized or sold pursuant to any form of legal process, other than a voluntary sale of Charged Property entered into by the relevant Company and permitted by the Indentures PROVIDED THAT the Security Trustee shall not be under any duty to monitor the Charged Property.

4.2      CRYSTALLISATION:  AUTOMATIC

         Notwithstanding Clause 4.1 (Crystallisation: By Notice) and without prejudice to any law which may have a similar effect, the floating charge will automatically be converted (without notice) with immediate effect into a fixed charge as regards all the assets subject to the floating charge if:

         4.2.1 any person levies any distress, execution, diligence or other similar process against, or appoints a Receiver over, any of the Charged Property; or

         4.2.2 a resolution is passed or an order is made for the winding-up, dissolution, administration or re-organisation of any Company or an administrator is appointed to any Company other than in connection with a solvent reconstruction of any Company permitted under the Indentures.

4.3      DE-CRYSTALLISATION

         4.3.1 Where an asset has become subject to a fixed charge under Clause 4.1 (Crystallisation: By Notice) or Clause 4.2
                  (Crystallisation: Automatic) the Security Trustee shall, if so requested by the Company and if instructed to do so in accordance with the Security Trust and Intercreditor Deed, release the asset from that fixed charge by notice in writing to Marconi Corporation for and on behalf of the Companies.

         4.3.2 When an asset is released from the fixed charge under sub-clause 4.3.1 above, the asset will again be subject to:

                  (a)      the floating charge under Clause 3.3 (Floating
                           Charge); and

                  (b)      the further operation of Clause 4.1 (Crystallisation:
                           By Notice) or Clause 4.2 (Crystallisation:
                           Automatic).

5.       PERFECTION OF SECURITY

5.1      NOTICES OF ASSIGNMENT

         5.1.1 Marconi Corporation shall on the date hereof, deliver Notices of Assignment duly executed by it or on its behalf and in respect of each Assigned Account, to the Escrow Bank with whom those Assigned Accounts are maintained and shall

                                     - 9 -

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                  use reasonable endeavours to procure an acknowledgement from the Escrow Bank in the form attached thereto.

         5.1.2    Pursuant to Clause 20 (Power of Attorney), the Security
                  Trustee may, upon the occurrence of an Insolvency Event of Default and shall, if so instructed pursuant to the Security
                  Trust and Intercreditor Deed upon or at any time after the occurrence of any Event of Default which is continuing, deliver to relevant persons Notices of Assignment duly executed by the Security Trustee on behalf of any Company in respect of the Intra-Group Loan Contracts.

5.2      NOTICES OF CHARGE

         5.2.1 Within 10 Business Days after the date of this Debenture, the relevant Company or Companies will join the Security Trustee in giving a Notice of Charge to all landlords and other persons which are parties under all leases relating to the
                  Schedule 2 Real Property in existence on the date of this Debenture and will use all commercially reasonable endeavours to procure from each of such landlords and persons an acknowledgment in the form attached thereto.

         5.2.2 If so required by the Security Trustee from time to time, within 10 Business Days after any Company enters into any fixed Security or any Mortgage in respect of any lease, the relevant Company or Companies will join the Security Trustee in giving a Notice of Charge to all such landlords and other persons of the security constituted under this Debenture or any Mortgage in respect of any such lease and will use all commercially reasonable endeavours to procure from each of such landlords and persons an acknowledgement in the form attached thereto.

         5.2.3 Each Company shall within 10 Business Days after the date of this Debenture, provide the Security Trustee with details of all Accounts and Monetary Claims arising from any Insurance
                  Policy relating to Schedule 2 Real Property and deriving from or relating to any Intellectual Property and in relation to all other Accounts and Monetary Claims, immediately upon the occurrence of an Insolvency Event of Default or upon request by the Security Trustee if instructed pursuant to the Security
                  Trust and Intercreditor Deed upon or after the occurrence of any Event of Default which is continuing, to enable the Security Trustee to deliver a Notice of Charge in accordance with sub-clause 5.2.4 and/or sub-clause 5.2.5 below.

         5.2.4    Pursuant to Clause 20 (Power of Attorney), the Security
                  Trustee may, upon the occurrence of an Insolvency Event of Default and shall, if so instructed pursuant to the Security
                  Trust and Intercreditor Deed upon or at any time after the occurrence of any Event of Default which is continuing, deliver to relevant persons, Notices of Charge duly executed by the Security Trustee on behalf of the relevant Company or Companies in respect of any Monetary Claims.

         5.2.5    Pursuant to Clause 20 (Power of Attorney), the Security
                  Trustee may, upon the occurrence of an Insolvency Event of Default and shall, if so instructed pursuant to the Security
                  Trust and Intercreditor Deed upon or at any time after the occurrence of any Event of Default which is continuing, deliver to relevant

                                     - 10 -


                  persons, Notices of Charge duly executed by the Security Trustee on behalf of the relevant Company or Companies in respect of any Accounts (other than the Assigned Accounts).

5.3      REAL PROPERTY:  DELIVERY OF DOCUMENTS OF TITLE

         Each Company shall within 10 Business Days of the date of the execution of this Debenture in relation to Schedule 2 Real Property, and upon the acquisition by that Company of any interest in any Real Property to the extent requested by the Security Trustee, deliver (or procure delivery) to or to the order of the Security Trustee of, and the Security Trustee shall be entitled to hold and retain, all deeds, certificates and other documents of title relating to such property.

5.4      NOTE OF MORTGAGE

         In the case of any Real Property, title to which is or will be registered under the Land Registration Acts 1925 to 1988, acquired by or on behalf of any Company after the execution of this Debenture, that Company shall promptly notify the Security Trustee of the title number(s) and, contemporaneously with the making of an application to H.M.L and Registry for the registration of that Company as the Registered Proprietor thereof, apply to H.M. Chief Land Registrar to enter a notice of any Mortgage on the Charges Register of such property.

5.5      FURTHER ADVANCES

         5.5.1 Subject to the terms of the Relevant Documents certain Secured Creditors are under an obligation to make further advances to the Companies and that obligation will be deemed to be incorporated into this Debenture as if set out in this Debenture.

         5.5.2 Each Company will apply promptly to H.M. Chief Land Registrar to enter a note of the obligation to make further advances on the Charges Register of any registered land forming part of the Charged Property.

5.6      DELIVERY OF SHARE CERTIFICATES

         The Companies shall:

         5.6.1 within 10 Business Days of the date of this Debenture, deposit (or procure the deposit of) with or to the order of the Security Trustee or with such Delegate as the Security Trustee may appoint for this purpose all certificates or other documents of title to the Shares listed in Part A of Schedule 4 (Details of Shares), and stock transfer forms in respect thereof (executed in blank by or on behalf of the relevant Company);

         5.6.2 use their commercially reasonable efforts to (which for the avoidance of doubt shall include the replacement of lost or destroyed documents) deposit with the Security Trustee or to the order of the Security Trustee or with such Delegate as the Security Trustee may appoint for this purpose (or procure the deposit of) all certificates or other documents of title to the Shares listed in Part B of Schedule 4 (Details of Shares) and stock transfer forms in respect thereof (executed in blank by or on behalf of the relevant Company) other than where such shares are in a company which is (i) a dormant company; or
                  (ii) Stanhope Investment

                  Management Ltd company registration number 02209765 and Stanhope Pension Services Limited company registration number 03268021; or (iii) a company in which the relevant shareholder Company owns 50% or less of the called up share capital of such company; and

         5.6.3 promptly upon the accrual, offer or issue of any stocks, shares, warrants or other securities in respect of or derived from the Shares notify the Security Trustee of that occurrence and procure the delivery to the Security Trustee or to the order of the Security Trustee of (a) all certificates or other documents of title representing such items and (b) such stock transfer forms or other instruments of transfer (executed in blank by or on behalf of the relevant Company) in respect thereof PROVIDED THAT this obligation shall only apply in respect of stocks, shares, warrants or other securities in respect of or derived from the Shares, the certificates or other documents of title of which are required to be deposited with or to the order of the Security Trustee or such Delegate as the Security Trustee may appoint for this purpose pursuant to sub-clauses 5.6.1 and 5.6.2 above.

6.       FURTHER ASSURANCE

6.1      FURTHER ASSURANCE: GENERAL

         Each Company shall promptly enter into a Mortgage over any Real Property and do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Security Trustee may specify (and in such form as the Security Trustee may require in favour of the Security Trustee or its nominee(s)):

         6.1.1 to perfect the Security created or intended to be created in respect of the Charged Property (which may include the execution by that Company of a mortgage, charge or assignment over all or any of the assets constituting, or intended to constitute, Charged Property) or for the exercise of the Collateral Rights;

         6.1.2 to confer on the Security Trustee Security over any property and assets of that Company located in any jurisdiction outside England and Wales equivalent or similar to the Security intended to be conferred by or pursuant to this Debenture;

         6.1.3 to confer on the Security Trustee Security and to create, perfect, protect or maintain Security (which in so far as it relates to Real Property in England and Wales shall be a charge by way of legal mortgage) over all its right, title and interest from time to time in any Real Property (including using all reasonable endeavours to obtain any requisite third party consent); and/or

         6.1.4    to facilitate the realisation of the Charged Property.

6.2      NECESSARY ACTION

         If so requested by the Security Trustee each Company shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Trustee by or pursuant to this Debenture and any Mortgage.

6.3      IMPLIED COVENANTS FOR TITLE

         The obligations of each Company under this Debenture and any Mortgage shall be in addition to the covenants for title deemed to be included in this Debenture and any Mortgage by virtue of (insofar as applicable)
         Part 1 of the Law of Property (Miscellaneous Provisions) Act 1994.

6.4      CONSENT PROPERTIES

         Each Company with an interest in the Consent Properties shall in relation to the Consent Properties:

         6.4.1 use all reasonable endeavours (including payment of reasonable fees, costs and expenses and compliance with any landlord's reasonable requests) to obtain the consent of landlords and the consent of any other third party that is required for the creation of a first legal mortgage in the form of the Mortgage or, as appropriate, a first ranking standard security in respect of the relevant Consent Property as soon as possible after the date hereof and, in any event, within three months of the date hereof;

         6.4.2 keep the Security Trustee informed on request of the progress of its negotiations with the landlord or any such third party and produce to the Security Trustee a copy of each consent forthwith upon its receipt; and

         6.4.3 following receipt of the consent referred to in sub-clause 6.4.1, promptly execute and deliver to the Security Trustee a first legal mortgage in the form of the Mortgage or, as appropriate, a first ranking standard security in respect of the relevant Consent Property.

7.       NEGATIVE PLEDGE AND DISPOSALS

7.1      NEGATIVE PLEDGE

         Each Company undertakes that it shall not, at any time during the subsistence of this Debenture or any Mortgage, create or permit to subsist any Security over all or any part of the Charged Property except as not expressly prohibited under the terms of the Indentures.

7.2      NO DISPOSAL OF INTERESTS

         Each Company undertakes that it shall not (and shall not agree to) at any time during the subsistence of this Debenture or any Mortgage, except as not expressly prohibited under the terms of the Indentures:

         7.2.1 execute any conveyance, disposition, transfer, lease, assignment or assignation of, or other right to use or occupy, all or any part of the Charged Property;

         7.2.2 create any legal or equitable estate or heritable interest or other interest in, or over, or otherwise relating to, all or any part of the Charged Property; or

         7.2.3 (a) grant or vary, or accept any surrender, or cancellation or renunciation or disposal of, any lease, tenancy, licence, consent or other right to use or occupy in relation to any of the Charged Property or (b) allow any person any right to use or occupy or to become entitled to assert any proprietary interest in, or right over, the Charged Property, which may, in each case, adversely affect the ability of the Security Trustee to exercise any of the Collateral Rights.

8.       SHARES

8.1      SHARES:  REPRESENTATION

         The Companies represent and warrant to the Security Trustee that:

         8.1.1 they are the sole legal and beneficial owners of the Shares in Part A of Schedule 4 free from any Security (as such term is defined in the Security Trust and Intercreditor Deed) except as created by this deed; and

         8.1.2 the Shares in Part A of Schedule 4 are fully paid up (save in relation to the L1 share that Marconi Corporation owns in Highrose Limited).

8.2      SHARES:  BEFORE ENFORCEMENT EVENT

         Prior to the occurrence of an Enforcement Event and at any time when no Enforcement Event is continuing, each Company shall:

         8.2.1 be entitled to retain all dividends, interest and other monies arising from its Shares; and

         8.2.2 exercise all voting rights in relation to its Shares PROVIDED THAT a Company shall not exercise such voting rights in any manner which would constitute a Default or an Event of Default under the Indentures (as such terms are defined in the Indentures).

8.3      SHARES:  AFTER ENFORCEMENT EVENT

         The Security Trustee may, upon the occurrence of an Enforcement Event and at any time thereafter while such Enforcement Event is continuing (in the name of the relevant Company or otherwise and without any further consent or authority from the relevant Company):

         8.3.1 exercise (or refrain from exercising) any voting rights in respect of any of the Shares;

         8.3.2 apply all dividends, interest and other monies arising from any of the Shares in accordance with Clause 18 (Application of Moneys);

         8.3.3 transfer any of the Shares into the name of such nominee(s) of the Security Trustee as it shall require; and

         8.3.4 exercise (or refrain from exercising) the powers and rights conferred on or exercisable by the legal or beneficial owner of any of the Shares, including the right, in relation to any company whose shares or other securities are included in the Charged Property, to concur or participate in:

                  (a) the reconstruction, amalgamation, sale or other disposal of such company or any of its assets or undertaking (including the exchange, conversion or reissue of any shares or securities as a consequence thereof),

                  (b) the release, modification or variation of any rights or liabilities attaching to such shares or securities, and

                  (c) the exercise, renunciation or assignment of any right to subscribe for any shares or securities in each case in such manner and on such terms as the Security Trustee may think fit, and the proceeds of any such action shall form part of the Charged Property.

9.       ACCOUNTS

9.1      ACCOUNTS: OPERATION BEFORE ENFORCEMENT EVENT

         Each Company shall, prior to the delivery of a Notice of Charge pursuant to Clause 5.2 (Notices of Charge) or the occurrence of an Enforcement Event and at any time thereafter when no Enforcement Event is continuing (provided that at such time no Notice of Charge has been delivered pursuant to Clause 5.2 (Notices of Charge)), be entitled to receive, withdraw or otherwise transfer any credit balance from time to time on any Account (other than an Assigned Account).

9.2      ACCOUNTS: OPERATION AFTER ENFORCEMENT EVENT

         After the delivery of a Notice of Charge pursuant to Clause 5.2 (Notices of Charge) or the occurrence of an Enforcement Event and at any time thereafter while such Enforcement Event is continuing, no Company shall be entitled to receive, withdraw or otherwise transfer any credit balance from time to time on any Account except with the prior consent of the Security Trustee.

9.3      ASSIGNED ACCOUNTS

         9.3.1 No Company shall be entitled to receive, withdraw or otherwise transfer any credit balance from time to time on any Assigned Account except with the prior consent of the Security Trustee or as permitted pursuant to the terms of the Escrow Agreement.

         9.3.2 The Security Trustee shall, upon the occurrence of an Enforcement Event and at any time thereafter while such Enforcement Event is continuing, be entitled without notice to exercise from time to time all rights, powers and remedies held by it as assignee of the Assigned Accounts and to:

                  (a) demand and receive all and any monies due under or arising out of each Assigned Account; and

                  (b) exercise all such rights as any Company might, in relation to such Assigned Account, exercise but for the terms of this Debenture.

9.4      ACCOUNTS:  APPLICATION OF MONIES

         The Security Trustee shall, upon the occurrence of an Enforcement Event and at any time thereafter while such Enforcement Event is continuing, be entitled without notice to apply, transfer or set-off any or all of the credit balances from time to time on any Account in or towards the payment or other satisfaction of all or part of the Secured Obligations in accordance with Clause 18 (Application of Moneys).

10.      MONETARY CLAIMS

10.1     DEALING WITH MONETARY CLAIMS

         No Company shall at any time during the subsistence of the Debenture, without the prior written consent of the Security Trustee or except as not expressly prohibited under the terms of the Indentures:

         10.1.1 deal with the Monetary Claims referred to in sub-clause 3.1.6 of Clause 3.1 (Fixed Charges) except by getting in and realising them in a prudent manner (on behalf of the Security Trustee) and paying the proceeds of those Monetary Claims referred to in sub-clause 3.1.6 of Clause 3.1 (Fixed Charges) into the Accounts (other than the Assigned Accounts), the Assigned Accounts to the extent such proceeds are required to be deposited in the Assigned Accounts pursuant to the Indentures or as the Security Trustee may require (and such proceeds shall be held upon trust by the relevant Company or Companies for the Security Trustee on behalf of the Secured Creditors prior to such payment in);

         10.1.2 factor or discount any of the Monetary Claims referred to in sub-clause 3.1.6 of Clause 3.1 (Fixed Charges) or enter into any agreement for such factoring or discounting; or

         10.1.3   other than as provided in Clause 10.2 (Release of Monetary
                  Claims: Before Enforcement Event) be entitled to withdraw or otherwise transfer the proceeds of the realisation of any Monetary Claims standing to the credit of any Account.

10.2     RELEASE OF MONETARY CLAIMS:  BEFORE ENFORCEMENT EVENT

         Prior to the delivery of a Notice of Charge pursuant to Clause 5.2 (Notices of Charge) or the occurrence of an Enforcement Event and at any time when no Enforcement Event is continuing (provided that at such time no Notice of Charge has been delivered pursuant to Clause 5.2 (Notices of Charge)), the proceeds of the realisation of any Monetary Claims deriving from or in relation to any Intellectual Property or the proceeds of any Insurance Policy relating to Real Property shall (subject to any restriction on the application of such proceeds contained in this Debenture, the Indentures or in the Security Trust and Intercreditor Deed), upon such proceeds being credited to an Account, be released from the fixed charge created pursuant to Clause
         3.1 (Fixed Charges) and a Company shall be entitled to withdraw such proceeds from such Account (other than an Assigned Account) provided that such proceeds shall continue to be subject to the floating charge created pursuant to Clause 3.3 (Floating Charge) and the terms of this Debenture.

11.      REAL PROPERTY

11.1     PROPERTY: NOTIFICATION

         Each Company shall promptly notify the Security Trustee of any contract, conveyance, transfer or other disposition for the acquisition by that Company (or its nominee(s)) of any Real Property and shall promptly enter into a Mortgage over such Real Property if so required by the Security Trustee.

11.2     ENTITLEMENT TO REMEDY

         If any Company fails to comply with any of the undertakings contained in this Clause 11, the Security Trustee shall be entitled (with such agents, contractors and others as it sees fit), to do such things as may in the opinion of the Security Trustee be required to remedy such failure and all moneys spent by the Security Trustee in doing so shall be reimbursed by that Company on demand with interest from the date of payment by the Security Trustee until reimbursed in accordance with Clause 2.2 (Interest on Demands).

12.      INTRAGROUP LOAN CONTRACTS

         Prior to the delivery of a Notice of Assignment pursuant to sub-clause
         5.1.2 of Clause 5.1 (Notices of Assignment) or the occurrence of an Enforcement Event, each Company shall be entitled to deal with the Intra-Group Loan Contracts except as expressly prohibited under the Indentures or the Security Trust and Intercreditor Deed.

13.      INVESTMENTS: DELIVERY OF DOCUMENTS OF TITLE

         After the occurrence of an Enforcement Event, each Company shall promptly deliver (or procure delivery) to the Security Trustee, and the Security Trustee shall be entitled to retain, all of the Investments and any certificates and other documents of title representing the Investments to which that Company (or its nominee(s)) is or becomes entitled together with any other document which the Security Trustee may request (in such form and executed as the Security Trustee may require) with a view to perfecting or improving its security over the Investments or to registering any Investment in its name or the name of any nominee(s).

14.      ENFORCEMENT OF SECURITY

14.1     ENFORCEMENT

         At any time after the occurrence of an Enforcement Event and the Security Trustee (acting on instructions received pursuant to the terms of the Security Trust and Intercreditor Deed) giving notice to Marconi Corporation thereof, the security created by or pursuant to this Debenture is immediately enforceable and the Security Trustee may, in its absolute discretion:

         14.1.1 enforce all or any part of that security (at the times, in the manner and on the terms it thinks fit) and take possession of and hold or dispose of all or any part of the Charged Property; and

         14.1.2 whether or not it has appointed a Receiver, exercise all or any of the powers, authorities and discretions conferred by the Law of Property Act 1925 (as varied or extended by this Debenture) insofar as applicable on mortgagees and by this

                  Debenture on any Receiver or otherwise conferred by law on mortgagees or Receivers.

14.2     NO LIABILITY AS MORTGAGEE IN POSSESSION

         Neither the Security Trustee nor any Receiver shall be liable to account as a mortgagee or heritable creditor in possession in respect of all or any part of the Charged Property or be liable for any loss upon realisation or for any neglect, default or omission in connection with the Charged Property to which a mortgagee in possession or heritable creditor might otherwise be liable.

15.      EXTENSION AND VARIATION OF THE LAW OF PROPERTY ACT 1925

15.1     EXTENSION OF POWERS

         Insofar as applicable the power of sale or other disposal conferred on the Security Trustee and on any Receiver by this Debenture shall operate as a variation and extension of the statutory power of sale under Section 101 of the Law of Property Act 1925 and such power shall arise (and the Secured Obligations shall be deemed due and payable for that purpose) on execution of this Debenture.

15.2     RESTRICTIONS

         The restrictions contained in Sections 93 and 103 of the Law of Property Act 1925 shall not apply to this Debenture or to the exercise by the Security Trustee of its right to consolidate all or any of the security created by or pursuant to this Debenture with any other security in existence at any time or to its power of sale, which powers may be exercised by the Security Trustee without notice to any Company on or at any time after the occurrence of an Enforcement Event.

15.3     POWER OF LEASING

         The statutory powers of leasing may be exercised by the Security Trustee at any time on or after the occurrence of an Enforcement Event and the Security Trustee and any Receiver may make any lease or agreement for lease, accept surrenders of leases and grant options on such terms as it shall think fit, without the need to comply with any restrictions imposed by Sections 99 and 100 of the Law of Property Act 1925.

16.      APPOINTMENT OF RECEIVER

16.1     APPOINTMENT AND REMOVAL

         After the occurrence of an Enforcement Event or if a petition or application is presented for the making of an administration order in relation to any Company or if any Company or any other person gives written notice of its intention to appoint an administrator to any Company or if requested to do so by any Company, the Security Trustee may by deed or otherwise (acting through an authorised officer of the Security Trustee), without prior notice to any Company:

         16.1.1 appoint one or more persons to be a Receiver of the whole or any part of the Charged Property;

         16.1.2 remove (so far as it is lawfully able) any Receiver so appointed; and

         16.1.3 appoint another person(s) as an additional or replacement Receiver(s).

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

16.2     CAPACITY OF RECEIVERS

         Each person appointed to be a Receiver pursuant to Clause 16.1 (Appointment and Removal) shall be:

         16.2.1 entitled to act individually or together with any other person appointed or substituted as Receiver;

         16.2.2 for all purposes shall be deemed to be the agent of the relevant Company which shall be solely responsible for his acts, defaults and liabilities and for the payment of his remuneration and no Receiver shall at any time act as agent for the Security Trustee; and

         16.2.3 entitled to remuneration for his services at a rate to be fixed by the Security Trustee from time to time (without being limited to the maximum rate specified by the Law of Property Act 1925).

16.3     STATUTORY POWERS OF APPOINTMENT

         The powers of appointment of a Receiver shall be in addition to all statutory and other powers of appointment of the Security Trustee under the Law of Property Act 1925 (as extended by this Debenture) or otherwise and such powers shall remain exercisable from time to time by the Security Trustee in respect of any part of the Charged Property.

16.4     ENTERPRISE ACT 2002

         For the avoidance of doubt, paragraph 2 of Section 14 of Schedule 16 to the Enterprise Act 2002 shall apply to the floating charge created pursuant to Clause 3.3 (Floating Charge).

17.      POWERS OF RECEIVER

         Every Receiver shall (subject to any restrictions in the instrument appointing him but notwithstanding any winding-up or dissolution of any Company) have and be entitled to exercise, in relation to the Charged Property (and any assets of any Company which, when got in, would be Charged Property) in respect of which he was appointed, and as varied and extended by the provisions of this Debenture (in the name of or on behalf of any Company or in his own name and, in each case, at the cost of the Companies):

         17.1.1 insofar as applicable all the powers conferred by the Law of Property Act 1925 on mortgagors and on mortgagees in possession and on receivers appointed under that Act;

         17.1.2   all the powers of an administrative receiver set out in
                  Schedule 1 to the Insolvency Act 1986 (whether or not the Receiver is an administrative receiver);

         17.1.3 all the powers and rights of an absolute owner and power to do or omit to do anything which any Company itself could do or omit to do; and

         17.1.4 the power to do all things (including bringing or defending proceedings in the name or on behalf of any Company) which seem to the Receiver to be incidental or conducive to (a) any of the functions, powers, authorities or discretions conferred on or vested in him or (b) the exercise of the Collateral Rights (including realisation of all or any part of the Charged Property) or (c) bringing to his hands any assets of the Companies forming part of, or which when got in would be, Charged Property.

18.      APPLICATION OF MONEYS

         All moneys received or recovered by the Security Trustee or any Receiver pursuant to this Debenture or the powers conferred by it shall (subject to the claims of any person having prior rights thereto and by way of variation of the provisions of the Law of Property Act 1925) be applied first in the payment of the costs, charges and expenses incurred and payments made by the Receiver, the payment of his remuneration and the discharge of any liabilities incurred by the Receiver in, or incidental to, the exercise of any of his powers, and thereafter shall be applied by the Security Trustee (notwithstanding any purported appropriation by any Company) in accordance with the Security Trust and Intercreditor Deed.

19.      PROTECTION OF PURCHASERS

19.1     CONSIDERATION

         The receipt of the Security Trustee or any Receiver shall be conclusive discharge to a purchaser and, in making any sale or disposal of any of the Charged Property or making any acquisition, the Security Trustee or any Receiver may do so for such consideration, in such manner and on such terms as it thinks fit.

19.2     PROTECTION OF PURCHASERS

         No purchaser or other person dealing with the Security Trustee or any Receiver shall be bound to inquire whether the right of the Security Trustee or such Receiver to exercise any of its powers has arisen or become exercisable or be concerned with any propriety or regularity on the part of the Security Trustee or such Receiver in such dealings.

20.      POWER OF ATTORNEY

20.1     APPOINTMENT AND POWERS

         Each Company by way of security irrevocably appoints the Security Trustee, each Delegate and any Receiver severally to be its attorney (the "ATTORNEY") and in its name, on its behalf and as its act and deed to execute, deliver and perfect all documents and do all things which the Attorney may consider to be required or desirable for:

         20.1.1 carrying out any obligation imposed on that Company by this Debenture (including the execution and delivery of any notices, deeds, charges, assignments or other security and any transfers of the Charged Property); and

         20.1.2 enabling the Security Trustee, each Delegate and any Receiver to exercise, or delegate the exercise of, any of the rights, powers and authorities conferred on them by or pursuant to this Debenture or any Mortgage or by law (including, after the occurrence of an Enforcement Event, the exercise of any right of a legal or beneficial owner of the Charged Property).

20.2     RATIFICATION

         Each Company shall ratify and confirm all things done and all documents executed by any Attorney in the exercise or purported exercise of all or any of his powers.

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

20.3     INDEMNITY

         Each Company shall indemnify the Attorney and keep the Attorney indemnified against any and all costs, claims and liabilities which the Attorney may incur as a result of anything done by the Attorney in the proper exercise of any of the powers conferred, or purported to be conferred, on him or her by this Debenture unless such cost, claim or liability arises as a result of the negligence or wilful misconduct of the Attorney.

21.      EFFECTIVENESS OF SECURITY

21.1     CONTINUING SECURITY

         The security created by or pursuant to this Debenture and any Mortgage shall remain in full force and effect as a continuing security for the Secured Obligations unless and until discharged by the Security Trustee.

21.2     CUMULATIVE RIGHTS

         The security created by or pursuant to this Debenture and any Mortgage and the Collateral Rights shall be cumulative, in addition to and independent of every other security which the Security Trustee or any Secured Creditor may at any time hold for the Secured Obligations or any other obligations or any rights, powers and remedies provided by law. No prior security held by the Security Trustee (whether in its capacity as trustee or otherwise) or any of the other Secured Creditors over the whole or any part of the Charged Property shall merge into the security constituted by this Debenture and any Mortgage.

21.3     NO PREJUDICE

         The security created by or pursuant to this Debenture and any Mortgage and the Collateral Rights shall not be prejudiced by any unenforceability or invalidity of any other agreement or document or by any time or indulgence granted to any Company or any other person, or the Security Trustee (whether in its capacity as trustee or otherwise) or any of the other Secured Creditors or by any variation of the terms of the trust upon which the Security Trustee holds the security or by any other thing which might otherwise prejudice that security or any Collateral Right.

21.4     REMEDIES AND WAIVERS

         No failure on the part of the Security Trustee to exercise, or any delay on its part in exercising, any Collateral Right shall operate as a waiver thereof, nor shall any single or partial exercise of any Collateral Right preclude any further or other exercise of that or any other Collateral Right.

21.5     NO LIABILITY

         None of the Security Trustee, each Delegate, any Attorney or any Receiver shall be liable by reason of (a) taking any action permitted by this Debenture or any Mortgage or (b) any neglect or default in connection with the Charged Property or (c) taking possession of or realising all or any part of the Charged Property, except in the case of negligence or wilful misconduct upon its part.

21.6     PARTIAL INVALIDITY

         If, at any time, any provision of this Debenture or any Mortgage is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Debenture or any Mortgage nor of such provision under the laws of any other jurisdiction shall in any way be affected or impaired thereby and, if any part of the security intended to be created by or pursuant to this Debenture or any Mortgage is invalid, unenforceable or ineffective for any reason, that shall not affect or impair any other part of the security.

21.7     COMPANIES' OBLIGATIONS

         The obligations of each Company and the Collateral Rights shall not be discharged, impaired or otherwise affected by:

         21.7.1 any winding-up, dissolution, administration or re-organisation of or other change in any Obligor or any other person;

         21.7.2 any of the Secured Obligations being at any time illegal, invalid, unenforceable or ineffective;

         21.7.3 any time or other indulgence being granted to any Obligor or any other person;

         21.7.4 any amendment, variation, waiver or release of any of the Secured Obligations;

         21.7.5 any failure to take or failure to realise the value of any other collateral in respect of the Secured Obligations or any release, discharge, exchange or substitution of any such collateral;

         21.7.6 any other act, event or omission which but for this provision would or might operate to impair, discharge or otherwise affect the obligations of any Company hereunder.

22.      RELEASE OF SECURITY

         The Security Trustee shall, at the cost of the Companies, release and cancel the security constituted by this Debenture and procure the reassignment to the relevant Company of the property and assets assigned to the Security Trustee pursuant to this Debenture in accordance with the terms and subject to the conditions and circumstances set out in the Security Trust and Intercreditor Deed and without recourse to, or any representation or warranty by, the Security Trustee or any of its nominees.

23.      SET-OFF

         Each Company authorises the Security Trustee (but the Security Trustee shall not be obliged to exercise such right), after the occurrence of an Enforcement Event which is continuing, to set off against the Secured Obligations any amount or other obligation (contingent or otherwise) owing by the Security Trustee to that Company.

24.      SUBSEQUENT SECURITY INTERESTS

         If the Security Trustee (acting in its capacity as trustee or otherwise) or any of the other Secured Creditors at any time receives or is deemed to have received notice of any subsequent Security affecting all or any part of the Charged Property or any assignment or transfer of the Charged Property which is prohibited by the terms of this Debenture or any Mortgage or the Indentures, all payments thereafter by or on behalf of any Company to (or on behalf of) the Security Trustee (whether in its capacity as trustee or otherwise) or any of the other Secured Creditors shall be treated as having been credited to a new account of that Company and not as having been applied in reduction of the Secured Obligations as at the time when the Security Trustee received such notice.

25.      CURRENCY INDEMNITY

         If any sum (a "SUM") owing by any Company under this Debenture or any Mortgage or any order or judgment given or made in relation to this Debenture or any Mortgage has to be converted from the currency (the "FIRST CURRENCY") in which such Sum is payable into another currency (the "SECOND CURRENCY") for the purpose of:

         25.1.1   making or filing a claim or proof against that Company;

         25.1.2   obtaining an order or judgment in any court or other tribunal;

         25.1.3 enforcing any order or judgment given or made in relation to this Debenture or any Mortgage; or

         25.1.4 applying the Sum in satisfaction of any of the Secured Obligations,

         the Companies shall indemnify the Security Trustee from and against any loss suffered or incurred as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert such Sum from the First Currency into the Second Currency and (b) the rate or rates of exchange available to the Security Trustee at the time of such receipt of such Sum.

26.      ASSIGNMENT

         The Security Trustee may assign and transfer all or any of its rights and obligations under this Debenture or any Mortgage in accordance with the Security Trust and Intercreditor Deed. The Security Trustee shall be entitled to disclose such information concerning the Companies and this Debenture or any Mortgage as the Security Trustee considers appropriate to any actual or proposed direct or indirect successor or to any person to whom information may be required to be disclosed by any applicable law.

27.      NOTICES

         Each communication to be made under this Debenture or any Mortgage shall be made and delivered in accordance with the provisions of the Security Trust and Intercreditor Deed.

28.      EXPENSES, COSTS AND TAXES

28.1     EXPENSES

         Each Company shall, from time to time and promptly on demand by the Security Trustee, reimburse to the Security Trustee all costs and expenses (including legal fees) incurred in relation to such Company on a full indemnity basis together with any applicable VAT incurred by the Security Trustee and any Delegate (PROVIDED THAT in relation to sub-clause 28.1.1 of this Clause 28.1, such costs and expenses must be properly incurred) in connection with:

         28.1.1 the execution, release and discharge of this Debenture or any Mortgage and the Security created or intended to be created in respect of the Charged Property and perfection of the Security contemplated in this Debenture or any Mortgage or in any such documents or forming part of the Security created or intended to be created in respect of the Charged Property;

         28.1.2 the actual or contemplated exercise, preservation and/or enforcement of any of the rights, powers and remedies of, or the performance of the duties and obligations of, the Security Trustee or any Delegate, or any amendment or waiver in respect of this Debenture or any Mortgage;

         28.1.3   the foreclosure of any Charged Property; and

         28.1.4 the preservation and/or enforcement of the Security created or intended to be created in respect of the Charged Property,

         which shall carry interest from the date of such demand until so reimbursed at the rate and on the basis as mentioned in Clause 2.2 (Interest on Demands).

         In the event that such costs and expenses cannot be attributed to a specific Company, then such costs and expenses shall be borne by Marconi Corporation.

28.2     TAXES

         Each Company shall pay, promptly on demand of the Security Trustee all stamp, registration, notarial and other similar Taxes or fees paid or payable by the Security Trustee in connection with any action taken or contemplated by or on behalf of the Security Trustee for perfecting, enforcing, releasing, cancelling, reassigning or resolving any doubt concerning, or for any other purpose in relation to this Debenture or any Mortgage, any amendment thereto, any transfer and/or assignment of the rights and/or obligations under the same or the Security created or intended to be created in respect of the Charged Property and shall, from time to time, indemnify the Security Trustee promptly on demand against any liabilities, costs, claims and expenses resulting from any failure to pay by any Company or any delay by any Company in paying any such Taxes or fees.

29.      PAYMENTS FREE OF DEDUCTION

         All payments to be made to the Security Trustee, any Delegate and/or any Receiver under this Debenture or any Mortgage shall be made free and clear of and without set-off or deduction for or on account of tax unless a Company is required to make such payment subject to the deduction or withholding of tax, in which case the sum payable by that Company in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the person on account of whose liability to tax such deduction or withholding has been made receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

30.      DISCRETION AND DELEGATION

30.1     DISCRETION

         Any liberty or power which may be exercised or any determination which may be made hereunder or under any Mortgage by the Security Trustee or any Receiver may, subject to the terms and conditions of this Debenture and the Security Trust and Intercreditor Deed, be exercised or made in its absolute and unfettered discretion without any obligation to give reasons.

30.2     DELEGATION

         Each of the Security Trustee and any Receiver shall have full power to delegate (either generally or specifically) the powers, authorities and discretions conferred on it by this Debenture (including the power of attorney) or any Mortgage on such terms and conditions as it shall see fit which delegation shall not preclude either the subsequent exercise of such power, authority or discretion by the Security Trustee or the Receiver itself or any subsequent delegation or revocation thereof.

31.      PERPETUITY PERIOD

         The perpetuity period under the rule against perpetuities, if applicable to this Debenture, shall be the period of eighty years from the date of the Security Trust and Intercreditor Deed.

32.      GOVERNING LAW

         This Debenture and all matters arising from or connected with it are governed by English law.

33.      JURISDICTION

33.1     ENGLISH COURTS

         The courts of England have exclusive jurisdiction to settle any disputes (a "DISPUTE") arising out of, or connected with this Debenture or any Mortgage (including a dispute regarding the existence, validity or termination of this Debenture or any Mortgage or the consequences of its nullity).

33.2     CONVENIENT FORUM

         The parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary.

33.3     EXCLUSIVE JURISDICTION

         This Clause 33 is for the benefit of the Security Trustee only. As a result and notwithstanding Clause 33.1 (English Courts), it does not prevent the Security Trustee from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law the Security Trustee may take concurrent proceedings in any number of jurisdictions.

34.      COUNTERPARTS

         This Deed may be executed in any number of counterparts, each of which shall be deemed an original and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed. Any party may enter into this Deed by signing any such counterpart.

THIS DEBENTURE has been signed on behalf of the Security Trustee and executed as a deed by the Companies and is delivered by each of them on the date specified above.

                                   SCHEDULE 1
                                  THE COMPANIES

Company name                                                          Company number
Associated Electrical Industries Limited                                 00062919
Elliott-Automation Holdings Limited                                      00559725
English Electric Company Limited                                         00152250
GPT Special Projects Management Limited                                  02984211
Highrose Limited                                                         04410334
Marconi (Bruton Street) Limited                                          04129430
Marconi (DGP1) Limited                                                   03545378
Marconi (DGP2) Limited                                                   03545363
Marconi (Elliott Automation) Limited                                     00487190
Marconi (NCP) Limited                                                    03739989
Marconi Aerospace Unlimited                                              00516425
Marconi Bonding Limited                                                  03818628
Marconi Communications China Limited                                     02956293
Marconi Communications Holdings Limited                                  00319092
Marconi Communications International Holdings Limited                    02204070
Marconi Communications International Investments Limited                 02203912
Marconi Communications International Limited                             00464439
Marconi Communications Investments Limited                               02353798
Marconi Communications Limited                                           00703317
Marconi Corporation plc                                                  00067307
Marconi Optical Components Limited                                       03694360
Marconi UK Intellectual Property Limited                                 04573518
Metapath Software International Limited                                  02436108
Mobile Systems International Holdings Limited                            03179118

                                   SCHEDULE 2
                            DETAILS OF REAL PROPERTY

                                     PART A
                                 Registered Land

        (Freehold or leasehold property (if any) in England and Wales of which the relevant Company is registered as the
                        proprietor at H.M. Land Registry)

                                                                           TITLE NUMBER, DISTRICT AND
REGISTERED PROPRIETOR                   DESCRIPTION OF PROPERTY                      COUNTY
Marconi Communications                  Leasehold property known as        LA114301
International Holdings Limited          land and buildings on the
                                        South East side of Carr Lane,      Chorley, Lancashire
                                        Chorley

Marconi Communications                  Leasehold property known as        MS49631
Limited                                 land and buildings on the
                                        North East side of Wilson          Knowsley, Merseyside
                                        Road, Huyton, Liverpool

Marconi Corporation plc                 Leasehold property known as        EGL398383
                                        Maryland House, 329-333
                                        High Street, Stratford,            London Borough of
                                        London                             Newham, Greater London

Marconi Communications                  Freehold property at 18/20         NN5272
Limited                                 Dennington Road,
                                        Wellingborough,                    Wellingborough,
                                        Northamptonshire                   Northamptonshire

                                     Part B
                                Unregistered Land

(Freehold or leasehold property (if any) in England and Wales title to which is not registered at H.M. Land Registry of which the relevant Company is the owner)

Property-owning Company                 Description of Property            Details of Lease/Root of
                                                                                    Title
Marconi Communications Limited          Leasehold property known as        Lease dated 28 June 2002 and
                                        Building 51, Edge Lane,            made between Marconi
                                        Liverpool                          Communications International
                                                                           Holdings Limited (1) and Marconi
                                                                           Communications Limited (2)

Marconi Communications Limited          Leasehold property known as        Lease dated 28 June 2002 and
                                        Building 19, Edge Lane, Liverpool  made between Marconi
                                                                           Communications International
                                                                           Holdings Limited (1) and Marconi
                                                                           Communications Limited (2)

Marconi Communications Limited          Leasehold property known as        Lease dated 28 June 2002 and
                                        Buildings 55/22, Edge Lane,        made between Marconi
                                        Liverpool                          Communications International
                                                                           Holdings Limited (1) and Marconi
                                                                           Communications Limited (2)

Marconi Communications Limited          Leasehold property known as        Lease dated 28 June 2002 and
                                        Ground Floor, Building 2,          made between Marconi
                                        Edge Lane, Liverpool               Communications International
                                                                           Holdings Limited (1) and Marconi
                                                                           Communications Limited (2)

Marconi Communications Limited          Leasehold property known as        Lease dated 28 June 2002 and
                                        Building 21, Edge Lane, Liverpool  made between Marconi
                                                                           Communications International
                                                                           Holdings Limited (1) and Marconi
                                                                           Communications Limited (2)

                                   SCHEDULE 3
                          DETAILS OF ASSIGNED ACCOUNTS

Bank                      Currency        Swift/        Account        Account Name/Reference
                                        Sort Code       Number
HSBC Bank plc               GBP         40 05 30        73666654       Marconi Corporation plc
                                                                       Mandatory Redemption Escrow
                                                                       Account - Deposit Account
                            EUR         40 05 15        57850201       Marconi Corporation plc
                                                                       Mandatory Redemption Escrow
                                                                       Account - Call Account
                            USD         40 05 15        57850236       Marconi Corporation plc
                                                                       Mandatory Redemption Escrow
                                                                       Account - Call Account

HSBC Bank plc               GBP         40 05 30        73666662       Marconi Corporation plc Existing
                                                                       Performance Bond Escrow
                                                                       Account - Client Deposit Account
                            EUR         40 05 15        57850228       Marconi Corporation plc Existing
                                                                       Performance Bond Escrow
                                                                       Account - Call Account
                            USD         40 05 15        57850244       Marconi Corporation plc Existing
                                                                       Performance Bond Escrow
                                                                       Account - Call Account

                                   SCHEDULE 4
                                DETAILS OF SHARES

                                     Part A


                                                 Description and    Percentage
                             Issued Capital         Number of       of Shares
Name of Company                  Share             Shares Held         Held     Share Certificate Numbers(s)
Associated Electrical         L43,428,595        Ord.L1.00 x           100      30624 - 1 share
Industries Limited                                43,428,595                    30623 - 3,000 shares
                                                                                30477 - 27,501,392 shares
                                                                                30478 - 9,764,898 shares
                                                                                30580 - 3,392,068 shares
                                                                                30588 - 706,153 shares
                                                                                30593 - 1,068,933 shares
                                                                                30594 - 750,306 shares
                                                                                30597 - 237,845 shares
                                                                                30619 - 3,499 shares
                                                                                30620 - 500 shares

Bookham                         L892,864         Ord. 0.03p x            9      0024380
Technology plc (UK)                               12,891,000

Easynet Group plc              L4,436,990        Ord. 0.04p x         49.8%     A07095 - 28,954,516 shares
                                                  30,111,162                    A07362 - 1,156,646 shares

                                                  Convertible                   A00001 - 48,553,661 shares
                                                 Ord.0.04.p x                   A00002 - 2,153,489 shares
                                                  50,707,150

Elliott Automation               L1,000          Ord.L1.00 x           100      6 - 998 shares
Holdings Limited                                    1,000                       26 - 1 share
                                                                                26 - 1 share (Same number
                                                                                used on different certificate)

The English Electric           L88,142,081       Ord.L1.00 x           100      085843 - 1 share
Company Ltd                                       88,142,081                    085832 - 80,612,496 shares
                                                                                085833 - 7,529,579 shares
                                                                                085840 - 1 share
                                                                                085841 - 1 share
                                                                                085842 - 3 shares

GPT Special Projects               L2            Ord.L1.00 x 2         100      1- 1 share
Management Limited                                                              2 - 1 share

Highrose Limited                   L1            Ord.L1.00 x 1         100      1 - 1 share

                                                Description And       Percentage
Name of Company             Issued Capital         Number of          of Shares
                                Share             Shares Held            Held      Share Certificate Numbers(s)
Marconi (Bruton Street)       L780,001            Ord.L1.00 x            100      2 - 1 share
Limited                                             780,001                       3 - 780,000 shares

Marconi (DGP1) Limited        L845,000            Ord.L1.00 x            100      11 - 600,000 shares
                                                    845,000                       10 - 40,000 shares
                                                                                  9 - 102,500 shares
                                                                                  8 - 2,500 shares
                                                                                  7 - 99,996 shares
                                                                                  6 - 2 shares
                                                                                  5 - 1 share
                                                                                  3 - 1 share

Marconi (DGP2) Limited        L845,000            Ord.L1.00 x            100      11 - 600,000 shares
                                                    845,000                       10 - 40,000 shares
                                                                                  9 - 102,500 shares
                                                                                  8 - 2,500 shares
                                                                                  7 - 99,996 shares
                                                                                  6 - 2 shares
                                                                                  5 - 1 share
                                                                                  3 - 1 share

Marconi (Elliot               L18,582,153         Ord.L0.25 x            100      531 - 2,091,876 shares
Automation) Limited                               74,328,612                      532 - 141,612 shares
                                                                                  533 - 808 shares
                                                                                  534 - 5,704 shares
                                                                                  5776 - 15,149,064 shares
                                                                                  5777 - 1,025,616 shares
                                                                                  5778 - 228,120 shares
                                                                                  178562 - 2,892,614 shares
                                                                                  178572 - 50,164,610 shares
                                                                                  178581 - 2,624,588 shares
                                                                                  178582 - 1,600 shares
                                                                                  178602 - 400 shares
                                                                                  178604 - 1,599 shares
                                                                                  178598 - 400 shares and
                                                                                  178603 - 1 share

Marconi (NCP) Limited             L1            Ord.L1.00 x 1            100      2 - 1 share

Marconi Bonding Limited           L1            Ord.L1.00 x 1            100      2 - 1 share

                                                   Description and       Percentage
                             Issued Capital           Number of          of Shares
Name of Company                  Share               Shares Held           Held       Share Certificate Numbers(s)
Marconi                           L2               Ord.L1.00 x 2            100          1 - 1 share
Communications                                                                           2 - 1 share
China Limited

Marconi                     L200,000,000            Ord.L1.00 x             100          4 - 50 shares
Communications                                      200,000,000                          8 - 19,999,950 shares
Holdings Limited                                                                         10 - 100,000,000 shares
                                                                                         13 - 79,999,999 shares
                                                                                         14 - 1 share

Marconi                         L100               Ord.L1.00 x 1            100          1 - 1 share
Communications                                        100                                4 - 99 shares
International
Holdings Limited

Marconi                     L200,000,000            Ord.L1.00 x             100          1 - 199,999,999 shares
Communications                                      200,000,000                          2 - 1 share
International
Investments Limited

Marconi                         L100               Ord.L1.00 x 1            100          1 - 99 shares
Communications                                         100                               3 - 1 share
International Limited

Marconi                          L2                Ord.L1.00 x 2            100          2 - 1 share
Communications                                                                           3 - 1 share
Investments Limited

Marconi                      L1,500,000             Ord.L1.00 x             100          1 - 1 share
Communications                                       1,500,000                           2 - 1,499,999 shares
Limited

Marconi Optical                  L2                Ord.L1.00 x 2            100          2 - 2 shares
Components Limited

Marconi UK                       L1                Ord.L1.00 x 2            100          1 - 1 share
Intellectual Property
Limited

Metapath Software             L292,500             Ord.L0.025 x             100          1 - 11,700,000 shares
International Limited                               11,700,000

                                     PART B

-------------------------------------------------------------------------------------------------------------------------------
                                  Issued Share                     Description And Number of Shares Held
     Name of Company                Capital                    (ordinary L1.00 shares unless otherwise stated)         % Owned
-------------------------------------------------------------------------------------------------------------------------------
Arrow Ltd                           L50,000          Associated Electrical Industries Limited - 49,000                    100
                                                     Associated Electrical Industries Holdings Limited - 1,000
-------------------------------------------------------------------------------------------------------------------------------
Associated Electrical               L2,500           Associated Electrical Industries Limited - 2,499                     100
Industries International                             Associated Electrical Industries Holdings Limited - 1
Ltd
-------------------------------------------------------------------------------------------------------------------------------
FF Chrestien & Co Ltd               L25,000          Associated Electrical Industries Limited - 24,999                    100
                                                     Associated Electrical Industries Holdings Limited - 1
-------------------------------------------------------------------------------------------------------------------------------
Marconi Projects                      L3             Associated Electrical Industries Limited - 2                         100
Hong Kong Ltd                                        Associated Electrical Industries Holdings Limited - 1
-------------------------------------------------------------------------------------------------------------------------------
Associated                        L1,400,000         Elliott-Automation Holdings Limited - 2,799,998 ordinary 50p         100
Automation Ltd                      ord 50p          shares
                                                     Associated Electrical Industries
                                                     Holdings Limited - 1 ordinary 50p
                                                     share The English Electric Company,
                                                     Limited - 1 ordinary 50p share
-------------------------------------------------------------------------------------------------------------------------------
Marconi (Holdings) Ltd             L996,094          Elliott-Automation Holdings Limited - 3,983,975 ordinary 25p         100
                                   ord 25p           shares
                                 L500,000 5%         Associated Electrical Industries Holdings Limited - 400
                                 Cum Pref L1         ordinary 25p shares
                                                     Associated Electrical Industries Limited - 1 ordinary 25p
                                                     share
                                                     Elliott-Automation Holdings Limited - 500,000 5% Cumulative
                                                     Preference shares of L1
-------------------------------------------------------------------------------------------------------------------------------
Combined Electrical               L2,332,000         The English Electric Company, Limited - 11,659,498 ordinary          100
Manufacturers Ltd                  20p ord           20p shares
                                                     Associated Electrical Industries Holdings Limited - 501
                                   L350,000          ordinary 20p shares
                                4.25% Cum Pref       Associated Electrical Industries Limited - 1 ordinary 20p
                                     L1              share
                                                     The English Electric Company, Limited - 350,000 4.25%
                                                     Cumulative Preference shares of L1
-------------------------------------------------------------------------------------------------------------------------------
The Kingsway Housing               L500,000          The English Electric Company, Limited - 499,999                      100
Association Ltd                                      Associated Electrical Industries Holdings Limited - 1
-------------------------------------------------------------------------------------------------------------------------------
Zipbond Ltd                     L10 ord L1           The English Electric Company, Limited - 9 ordinary L1 shares         100
                                    90 10%           Associated Electrical Industries Holdings Limited - 1
                                   non-cum           ordinary L1 share
                                   pref L1           The English Electric Company, Limited - 90 10%
                                                     non-cumulative preference shares of L1
-------------------------------------------------------------------------------------------------------------------------------
Mobile Systems Services            L10,000           Metapath Software International Limited - 5,001                      100
Limited                                              Mohamid Ibrahim & Metapath Software International Ltd - 4,999
-------------------------------------------------------------------------------------------------------------------------------
GPT Middle East Ltd               L100,000           Marconi Communications International Investments - 99,999            100
                                                     Marconi Communications Optical Fibres Limited - 1
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                Issued Share                      Description And Number of Shares Held                % Owned
     Name of Company              Capital                    (ordinary L1.00 shares unless otherwise stated)
------------------------------------------------------------------------------------------------------------------------------
Oxus Mining plc               L1,810,493.16          Marconi Communications International Holdings Limited -                <1
                                                     2,188,320 ordinary lp shares
-------------------------------------------------------------------------------------------------------------------------------
Telephone Cables Ltd            L2,500,000           Marconi Communications International Investments Limited -           100
                                                     1,676,250
                                                     Marconi Communications International Limited - 573,750
------------------------------------------------------------------------------------------------------------------------------
Marconi Communications             L100              GPT Middle East Limited (held on behalf of Marconi                   100
C.I.S. Ltd                                           Communications Limited) - 99
                                                     Marconi Communications Optical Fibres Limited - 1
------------------------------------------------------------------------------------------------------------------------------
Marconi Defence Overseas            L2               Marconi Communications Limited - 2                                   100
Ltd
------------------------------------------------------------------------------------------------------------------------------
Rural Radio Systems Ltd           L6,219             Marconi Communications Ltd - 622                                      10
------------------------------------------------------------------------------------------------------------------------------
Tetrel Ltd                       24,348,35           Marconi Communications Limited - 485,987 "A" Ordinary 0.05p          100
                               "A" Ord 0.05p         shares
------------------------------------------------------------------------------------------------------------------------------
Albany Partnership Ltd          L1,260,000           Marconi Corporation plc - 1,260,000                                  100
------------------------------------------------------------------------------------------------------------------------------
Bruton Street                   L1,000,000           Marconi Corporation plc - 999,999                                    100
Investments Ltd                                      Associated Electrical Industries Holdings Limited - 1
------------------------------------------------------------------------------------------------------------------------------
Confirmant Ltd                   30,000,000          Marconi Corporation plc - 15,000,000                                 50
------------------------------------------------------------------------------------------------------------------------------
Highspeed Office Ltd         L197.89 ord 0.1p        Marconi Corporation plc - 10,416 "A" preferred shares of 0.lp         15
                             L10.42 "A" pref         Marconi Corporation plc - 130,198 "B" preferred ordinary
                                ord 0.1p             shares of 0.1p
                              L398.41 "B"
                             pref ord 0.1p
                                L312.47
                             convertible 0.1p
------------------------------------------------------------------------------------------------------------------------------
Layana Ltd                          L1               Marconi Corporation plc - 1                                          100
------------------------------------------------------------------------------------------------------------------------------
Marconi (Sixty-Nine) Ltd          L325,000           Marconi Corporation plc - 324,999                                    100
                                                     Associated Electrical Industries Holdings Limited - 1
------------------------------------------------------------------------------------------------------------------------------
Marconi (Fifteen) Ltd               L2               Marconi Corporation plc - 1                                          100
                                                     Associated Electrical Industries Holdings Limited - 1
------------------------------------------------------------------------------------------------------------------------------
Marconi (Forty-Six) Ltd            L102              Marconi Corporation plc - 100                                        100
                                                     Associated Electrical Industries Holdings Limited - 2
------------------------------------------------------------------------------------------------------------------------------
Marconi (Forty-Three)               L1               Marconi Corporation plc- 1                                           100
Limited
------------------------------------------------------------------------------------------------------------------------------
Marconi (Sixteen) Ltd           L1,250,000           Marconi Corporation plc - 1,249,999                                  100
                                                     Associated Electrical Industries Holdings Limited - 1
------------------------------------------------------------------------------------------------------------------------------
Marconi (Thirty-Two) Ltd            L2               Marconi Corporation plc - 2                                          100

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                               Issued Share                      Description and Number of Shares Held
     Name of Company             Capital                    (ordinary L1.00 shares unless otherwise stated)           % Owned
------------------------------------------------------------------------------------------------------------------------------
Marconi (Twenty-Seven)         L450,000 ord          Marconi Corporation plc - 1,799,199 ordinary 25p shares              100
Ltd                         25p 800,000 conv         Associated Electrical Industries Holdings Limited - 1
                                 ord 25p             ordinary 25p share
                                                     C G Donaldson - 400 ordinary 25p shares
                             292,500 6% cum          K D Smith - 400 ordinary 25p shares
                                pref L1              Marconi Corporation plc - 3,200,000 convertible
                                                     ordinary 25p shares
                                                     Marconi Corporation plc - 292,500 6% cumulative preference shares of L1
------------------------------------------------------------------------------------------------------------------------------
Marconi (WCGL) Ltd            L2,300,000 ord         Marconi Corporation plc - 11,499,999 ordinary 20p shares             100
                                  20p                Associated Electrical Industries Holdings Limited - 1
                                                     ordinary 20p share
------------------------------------------------------------------------------------------------------------------------------
Marconi Capital Ltd               L2                 Marconi Corporation plc - 2                                          100
------------------------------------------------------------------------------------------------------------------------------
Marconi Caswell                   L1                 Marconi Corporation plc - 1                                          100
Developments Ltd
------------------------------------------------------------------------------------------------------------------------------
Marconi Finance plc            L10,050,000           Marconi Corporation plc - 10,049,999                                 100
                                                     Clanville Limited - 1
------------------------------------------------------------------------------------------------------------------------------
Marconi Fleet Management         L100                Marconi Corporation plc - 99                                         100
Ltd                                                  Associated Electrical Industries Holdings Limited - 1
------------------------------------------------------------------------------------------------------------------------------
Marconi G.M. Ltd                  L2                 Marconi Corporation plc - 2                                          100
------------------------------------------------------------------------------------------------------------------------------
Marconi India Ltd              L50,000               Marconi Corporation plc - 49,999                                     100
                                                     Associated Electrical Industries Holdings Limited - 1
------------------------------------------------------------------------------------------------------------------------------
Marconi Information            L78,852               Marconi Corporation plc - 78,852                                     100
Systems Ltd
------------------------------------------------------------------------------------------------------------------------------
Marconi Mobile Systems           L100                Marconi Corporation plc - 99                                         100
Ltd                                                  Associated Electrical Industries Holdings Limited - 1
------------------------------------------------------------------------------------------------------------------------------
Marconi (Nine) Ltd               L100                Marconi Corporation plc - 99                                         100
                                                     Associated Electrical Industries Holdings Limited - 1
------------------------------------------------------------------------------------------------------------------------------
Marconi Quest Ltd                 L1                 Marconi Corporation plc#- 1                                          100
(Trustee Co.)
------------------------------------------------------------------------------------------------------------------------------
Marconi Rolls-Royce           L2,000,000             Marconi Corporation plc - 1,000,000                                   50
(Power Generation) Ltd
------------------------------------------------------------------------------------------------------------------------------
Netdecisions Holdings Ltd        L128,571            Marconi Corporation plc - 17,128,381 deferred 0.25p shares             1
                                ord L1               Marconi Corporation plc - 1,200,000 ordinary 0.25p shares
                                L42,820,95
                              deferred 0.25p
                              L226,643,14 ord
                                  0.25p
------------------------------------------------------------------------------------------------------------------------------
Netscient Ltd                  128,571               Marconi Corporation plc - 128,571 ordinary L1                        100
                                ord L1               Marconi Corporation plc - 35,065 'A' ordinary L1
                            35,065 'A' ord           Marconi Corporation p1c - 115,200,000 lp preference shares
                                  L1
                            115,200,000 1p
                                 pref
------------------------------------------------------------------------------------------------------------------------------
Oxford G1ycoSciences plc     L2,800,133.75           Marconi Corporation plc - 645,162                                    1.1
                                ord 5p
------------------------------------------------------------------------------------------------------------------------------
Plessey Holdings Ltd          L265,000,500           Marconi Corporation plc - 300,500,000 'G' ordinary L1                 50
                             'G' ord L1
                              L265,000,500
                             'S' ord L1
------------------------------------------------------------------------------------------------------------------------------
Regent Escrow Ltd                L100                Marconi Corporation plc - 1                                          100
------------------------------------------------------------------------------------------------------------------------------
Salplex Ltd                    L150,000              Marconi Corporation plc - 90,000                                      60
------------------------------------------------------------------------------------------------------------------------------
Streamvpn Ltd               54,788.80 ord            Marconi Corporation plc - 88,888 ordinary 10p shares                16.2
                                  10p
------------------------------------------------------------------------------------------------------------------------------
The M-O Valve Co             L50,000 ord             Marconi Corporation plc - 99,999 ordinary 50p shares                 100

------------------------------------------------------------------------------------------------------------------------------
                             Issued Share                    Description And Number of Shares Held                     % Owned
   Name of Company             Capital                  (ordinary L1.00 shares unless otherwise stated)
------------------------------------------------------------------------------------------------------------------------------
Ltd                             50p                  Associated Electrical Industries Holdings Limited- 1
                                                     ordinary 50p share
------------------------------------------------------------------------------------------------------------------------------
The Rotary Engineering         L7,500                Marconi Corporation plc - 7,499                                      100
Company Ltd                                          Associated Electrical Industries Holdings Limited - 1
------------------------------------------------------------------------------------------------------------------------------
Ultramast Ltd               L126 deferred L1         Marconi Corporation plc - 63 deferred L1 shares                        50
                            L133 ordinary L1                                                                          deferred
                                                                                                                     24 total
                                                                                                                      issued
------------------------------------------------------------------------------------------------------------------------------
Woods of Colchester             L200                 Marconi Corporation plc - 196                                        100
Housing Society Ltd                                  Marconi Corporation plc Account MAS - 1
                                                     Marconi Corporation plc Account CGD - 1
                                                     Marconi Corporation plc Account KDS - 1
                                                     Associated Electrical Industries Holdings Limited - 1
------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 5

                                     PART C

                FORM OF NOTICE OF ASSIGNMENT OF ASSIGNED ACCOUNTS

To:          [Escrow Bank]

From:        Marconi Corporation plc

Copied to:   The Law Debenture Trust Corporation p.l.c. (the "SECURITY TRUSTEE")

                                                          Date: [              ]

Dear Sirs,

DEBENTURE DATED [              ] BETWEEN MARCONI CORPORATION PLC AND OTHERS AND
THE LAW DEBENTURE TRUST CORPORATION P.L.C. (THE "DEBENTURE")

We give you notice that we have assigned and charged to the Security Trustee for and on behalf of the Secured Creditors all of our right, title and interest in
and to account numbers [              ] (account names [              ]) (the
"ASSIGNED ACCOUNTS") (including any renewal or redesignation thereof) and all monies standing to the credit of that account from time to time pursuant to the terms of the Debenture.

We confirm that operation of the Assigned Accounts are subject to an Escrow
Agreement dated [              ] between Marconi Corporation plc and The Law
Debenture Trust Corporation p.l.c. as Security Trustee. We further confirm that with effect from the date of your receipt of this notice, withdrawals (as far as you, as the Escrow Bank, are concerned) from any of the Assigned Accounts shall be governed by the terms of this notice and the Escrow Agreement.

We hereby instruct and authorise you:

(a) to disclose to the Security Trustee as soon as is reasonably practicable any information relating to the Assigned Accounts, which you are in possession of as holder of the Assigned Accounts, at any time upon their request; and

(b) not to permit withdrawals from the Assigned Accounts unless you receive a release instruction from the Security Trustee (in the form attached hereto).

Subject to paragraph (b) above, all rights, interests and benefits whatsoever accruing to or for the benefit of ourselves arising from the Assigned Accounts belong to the Security Trustee.

This letter is governed by English law.

Please accept this notice by signing the enclosed acknowledgement and returning it to the Security Trustee at Fifth Floor, 100 Wood Street, London EC2V 7EX, for the attention of Manager Trust Administration.

Yours faithfully
_______________________
MARCONI CORPORATION PLC

                           FORM OF RELEASE INSTRUCTION

To:   [Escrow Bank]

From: The Law Debenture Trust Corporation p.l.c. (the "SECURITY TRUSTEE")

Copy: Marconi Corporation plc (the "COMPANY")

                                                          Date: [              ]

Dear Sirs

ASSIGNED ACCOUNT NUMBER [     ] (ACCOUNT NAME [     ])

We refer to the Notice of Assignment dated [     ] sent by the Company to you
(the "NOTICE") in connection with certain security arrangements described therein.

We wish to withdraw [ - ] from the Assigned Account on [     ] to be credited to
[account details].

This release instruction is governed by English law.

Yours faithfully
__________________________________________
for and on behalf of
THE LAW DEBENTURE TRUST CORPORATION P.L.C.
AS SECURITY TRUSTEE

                     FORM OF ACKNOWLEDGEMENT OF ESCROW BANK

To: The Law Debenture Trust Corporation p.l.c. (the "SECURITY TRUSTEE") and Marconi Corporation plc (the "COMPANY")

                                                            Date: [            ]

Dear Sirs

DEBENTURE DATED [         ] BETWEEN MARCONI CORPORATION PLC AND OTHERS AND THE
LAW DEBENTURE TRUST CORPORATION P.L.C. (THE "DEBENTURE")

We refer to the Assigned Accounts with account numbers [     ] (account names
[     ]) held with us and a notice of assignment from Marconi Corporation plc
dated [     ] in connection with the Debenture (the "NOTICE").

At the request of the Security Trustee and the Company we acknowledge receipt of the Notice and confirm that:

(d) we accept the instructions contained in the Notice and agree to comply with the Notice;

(e) we have not received notice of the interest of any third party in the Assigned Accounts;

(f)      we have:

         (i) not claimed or exercised, nor will claim or exercise, any security interest, set off, counter-claim, combination, consolidation or other right in respect of any of the Assigned Accounts; and

         (ii) waived all rights and claims of any kind that we may have against the Company in respect of the Assigned Accounts;

(g)      we will not amend or vary any rights attaching to the Assigned
         Accounts; and

(h) we will act only in accordance with the instructions of the Security Trustee and we shall send all statements and other notices given by us relating to the Assigned Accounts to the Security Trustee.

This letter is governed by English law.

Yours faithfully
____________________
for and on behalf of
[ESCROW BANK]

                                     PART D

                FORM OF NOTICE OF ASSIGNMENT OF INTRA-GROUP LOAN

To: [                ]

                                                          Date: [              ]

Dear Sirs,

DEBENTURE DATED [              ] BY [              ] (THE "COMPANY") AND OTHERS
AND THE LAW DEBENTURE TRUST CORPORATION P.L.C. (THE "SECURITY TRUSTEE") (THE "DEBENTURE")

We hereby give you notice, as attorney for and on behalf of the Company, that the Company has, pursuant to the Debenture, assigned to us as Security Trustee all their right, title and interest in and to [details of contract] (the "CONTRACT") including all moneys which may be payable in respect of the Contract.

With effect from your receipt of this notice:

1. all payments by you to the Company under or arising from the Contract should be made to us or to our order as we may specify in writing from time to time [details of the account into which sums are to be paid may be included];

2. all remedies provided for in the Contract or available at law or in equity are exercisable by us;

3. all rights to compel performance of the Contract are exercisable by us although the Company shall remain liable to perform all the obligations assumed by it under the Contract;

4. all rights, interests and benefits whatsoever accruing to or for the benefit of the Company arising from the Contract belong to us and no changes may be made to the terms of the Contract nor may the Contract be terminated without our consent; and

5. you are authorised and instructed, without requiring further approval from the Company, to provide us with such information relating to the Contract as we may from time to time request and to send us copies of all notices issued by you under the Contract to us as well as to the Company.

These instructions may not be revoked, nor may the terms of the Contract be amended, varied or waived without our prior written consent.

We confirm that pursuant to Clause 5.1 (Notices of Assignment) and Clause 20 (Power of Attorney) of the Debenture, we are empowered and authorised to deliver this Notice of Assignment for and on behalf of the Company.

This letter is governed by English law.

Please acknowledge receipt of this notice by signing the acknowledgement on the enclosed copy letter and returning it to us at Fifth Floor, 100 Wood Street, London EC2V 7EX marked for the attention of Manager Trust Administration.

Yours faithfully,

________________________

THE LAW DEBENTURE TRUST CORPORATION P.L.C.
as attorney for and on behalf
[         ] (the "COMPANY")

[On copy only:

To:   THE LAW DEBENTURE TRUST CORPORATION P.L.C. AS SECURITY TRUSTEE

We acknowledge receipt of a notice in the terms set out above and confirm that we have not received notice of any previous assignments or charges of or over any of the rights, interests and benefits in and to the Contract and that we will comply with the terms of that notice.

We further confirm that:

(i) no amendment, waiver or release of any of such rights, interests and benefits shall be effective without your prior written consent;

(j) no termination of such rights, interests or benefits shall be effective unless we have given you thirty days written notice of the proposed termination, specifying the action necessary to avoid such termination; and

(k) no breach or default on the part of the Company of any of the terms of the Contract shall be deemed to have occurred unless we have given you notice of such breach specifying how to make good such breach.

For and on behalf of [          ]

By:    ________________________

Dated:

                                   SCHEDULE 6

                                     PART E

                      FORM OF NOTICE OF CHARGE TO LANDLORDS

To:          [Landlord]

Date:        [       ]

Dear Sirs,

We give you notice that, by a Debenture dated [   ] (the "DEBENTURE") and by a
Mortgage dated [    ] (the "MORTGAGE") we charged to The Law Debenture Trust
Corporation p.l.c. (the "SECURITY TRUSTEE") as security trustee for the Secured Creditors referred to in the Debenture all our right, interests and benefits in,
to and under the [describe Lease] dated [            ] between [             ]
relating to [            ] (including all monies payable thereunder and the
proceeds of all claims and judgments for breach of covenant) (the "LEASE").

We will remain liable to perform all our obligations under the Lease and the Security Trustee is under no obligation of any kind whatsoever under the Lease nor under any liability whatsoever in the event of any failure by us to perform our obligations under the Lease.

Please note that:

1. all remedies provided for under the Lease or available at law or in equity are exercisable by the Security Trustee;

2. all rights to compel performance of the Lease are exercisable by the Security Trustee; and

3. all rights, interests and benefits whatsoever accruing to or for the benefit of ourselves arising under the Lease belong to the Security Trustee.

This letter is governed by and will be construed in accordance with the laws of England and Wales. Would you acknowledge receipt of this notice by sending the enclosed acknowledgement to the Security Trustee with a copy to ourselves.

Yours faithfully

[              ]

                            ACKNOWLEDGEMENT OF CHARGE

To:        The Law Debenture Trust Corporation p.l.c.
           as Security Trustee

Date:      [       ]

Dear Sirs

We confirm receipt from [Chargor] (the "COMPANY") of a notice dated [         ]
of a charge upon the terms of a Debenture dated [         ] (the "DEBENTURE")
and a Mortgage dated [         ] (the "MORTGAGE") to The Law Debenture Trust
Corporation p.l.c. (the "SECURITY TRUSTEE") as security trustee for the Secured Creditors of all the Company's right, interest and benefit in, to and under the Lease (as specified in that notice) to which we are a party.

We confirm that we have not received notice of any assignment or charge of or over any of the rights, interests and benefits specified in such notice.

We further confirm that:

1. no amendment, waiver or release of any such rights, interests and benefits will be effective without the prior written consent of the Security Trustee;

2. no termination of such rights, interests or benefits will be effective unless we have given the Security Trustee at least 21 days' written notice of the proposed termination and specifying the action necessary to avoid such termination;

3. the Company will remain liable to perform all its obligations under the Lease and the Security Trustee is under no obligation of any kind whatsoever under the Lease nor under any liability whatsoever in the event of any failure by the Company to perform our obligations under the Lease; and

4. no breach or default on the part of the Company of any of the terms of such Lease will be deemed to have occurred unless we have given notice of such breach to the Security Trustee specifying how to make good such breach.

We unconditionally and irrevocably waive all rights of set-off, lien, combination of accounts and similar rights (however described) which we may have now or in the future to the extent that such rights relate to amounts owed to us by the Company (and the proceeds thereof) and we will send you copies of all statements, orders and notices given by us relating to such debt.

This letter is governed by and will be construed in accordance with the laws of England and Wales.

Yours faithfully

[Landlord]

                                   SCHEDULE 6

                                     PART F

                      FORM OF NOTICE OF CHARGE OVER ACCOUNT

To:  [Account Bank]

Dear Sirs,

We hereby give you notice, as attorney for and on behalf of the Company, that
the Company has, pursuant to a debenture dated [            ] (the "DEBENTURE"),
charged to us as Security Trustee for and on behalf of the Secured Creditors referred to therein, all their rights, title and interest in and to all sums of money which may now or in the future be held by the Company with you in any accounts at any of your branches (the "ACCOUNTS"), together with all interest from time to time earned thereon and the debts represented by such sums and interest, as well as all book and other debts owed to the Company.

We hereby irrevocably authorise and instruct you:

(l) to disclose to us without any reference to or further authority from the Company and without any enquiry by you as to the justification of such disclosure, such information relating to the Accounts and the sums therein as we may at any time and from time to time request;

(m) to hold all sums from time to time standing to the credit of the Accounts to our order;

(n) to pay or release all or any part of the sums from time to time standing to the credit of the Accounts in accordance with our written instructions at any time or times;

(o) to comply with the terms of any written notice or instructions in any way relating to, or purporting to relate to, the Debenture, the sums standing to the credit of the Accounts from time to time or the debts represented thereby which you receive at any time from us without any reference to or further authority from the Company and without any enquiry by you as to the justification for or validity of such notice or instruction; and

(p) to pay all monies received by you for the Accounts to (and only to) the credit of those Accounts.

Please note that the Company is not permitted to withdraw any amount from any of the Accounts without our prior written consent.

Please also note that these instructions are not to be revoked or varied without our prior written consent.

We confirm that pursuant to Clause 5.2 (Notices of Charge) and Clause 20 (Power of Attorney) of the Debenture, we are empowered and authorised to deliver this Notice of Charge for and on behalf of the Company.

This letter is governed by English law.

Please acknowledge receipt of this notice by sending the attached acknowledgement to us with a copy to the Company.

Yours faithfully,

______________________
by The Law Debenture Trust Corporation p.l.c.
as attorney for and on behalf of [              ] (the "COMPANY")

                             FORM OF ACKNOWLEDGEMENT

To:    The Law Debenture Trust Corporation p.l.c.

Dear Sirs,

We confirm receipt from The Law Debenture Trust Corporation p.l.c. as attorney
for and on behalf of [           ] (the "COMPANY") of a notice dated [         ]
relating to certain accounts (the "ACCOUNTS") of the Company with the Bank.

We confirm that:

(i) we accept the instructions and authorisations contained in that notice and we undertake to act in accordance with the terms of that notice;

(ii) we have not received notice of the interest of any third party in the Accounts;

(iii) we have neither claimed or exercised nor will claim or exercise any security interest, set-off, counter-claim or other rights in respect of the Accounts, the sums therein or the debts represented thereby without your prior written consent;

(iv) we shall pay all monies received by us for the account of the Company to (and only to) the credit of the Account(s) in the name of the Company unless otherwise consented to by you; and

(v) we shall not permit any amount to be withdrawn from any of the Accounts without your prior written consent.

Nothing contained in any of our arrangements with you shall commit us to providing any facilities or making advances available to the Company.

This letter is governed by English Law.

Yours faithfully,

___________________
On behalf of [Bank]

                                     PART G

                  FORM OF NOTICE OF CHARGE OVER MONETARY CLAIMS

To:    [               ]

                                                          Date: [              ]

Dear Sirs,

DEBENTURE DATED [            ] BY [              ] (THE "COMPANY") AND OTHERS
AND THE LAW DEBENTURE TRUST CORPORATION P.L.C. (THE "SECURITY TRUSTEE") (THE "DEBENTURE")

We hereby give you notice, as attorney for and on behalf of the Company, that the Company has, pursuant to the Debenture, charged to us as Security Trustee for and on behalf of the Secured Creditors referred to therein all their right, title and interest in and to [details of Monetary Claim] (the "MONETARY CLAIM") including all moneys which may be payable in respect of the Claim.

With effect from your receipt of this notice:

5. all payments by you to the Company under or arising from the Monetary Claim should be made to us or to our order as we may specify in writing from time to time [details of the account into which sums are to be paid may be included];

6. all remedies available at law or in equity in relation to the Monetary Claim are exercisable by us;

7. all rights to compel performance of the underlying contract in respect of the Monetary Claim (the "UNDERLYING CONTRACT") between you and the Company are exercisable by us although the Company shall remain liable to perform all the obligations assumed by it thereunder;

8. all rights, interests and benefits whatsoever accruing to or for the benefit of the Company arising from the Monetary Claim belong to us and no changes may be made to the terms of the Underlying Contract nor may the Underlying Contract be terminated without our consent; and

9. you are authorised and instructed, without requiring further approval from the Company, to provide us with such information relating to the Monetary Claim as we may from time to time request and to send copies of all notices issued by you under the Underlying Contract to us as well as to the Company.

These instructions may not be revoked, nor amended, varied or waived without our prior written consent.

We confirm that pursuant to Clause 5.2 (Notices of Charge) and Clause 20 (Power of Attorney) of the Debenture, we are empowered and authorised to deliver this Notice of Charge for and on behalf of the Company.

This letter is governed by English law.

Please acknowledge receipt of this notice by signing the acknowledgement on the enclosed copy letter and returning it to us at Fifth Floor, 100 Wood Street, London EC2V 7EX marked for the attention of Manager Trust Administration.

Yours faithfully,

______________________

by

THE LAW DEBENTURE TRUST CORPORATION P.L.C.
as attorney for and on behalf of
[         ] (the "COMPANY")

[On copy only:

To:      THE LAW DEBENTURE TRUST CORPORATION P.L.C. AS SECURITY TRUSTEE

We acknowledge receipt of a notice in the terms set out above and confirm that we have not received notice of any previous charges of or over any of the rights, interests and benefits in and to the Monetary Claim and that we will comply with the terms of that notice.

We further confirm that:

(q) no amendment, waiver or release of any of such rights, interests and benefits shall be effective without your prior written consent;

(r) no termination of such rights, interests or benefits shall be effective unless we have given you thirty days written notice of the proposed termination, specifying the action necessary to avoid such termination.

For and on behalf of [          ]

By:     _________________________

Dated:

                                   SCHEDULE 7

                             FORM OF LEGAL MORTGAGE

                                DATED [         ]

                                   [        ]

                                       AND

                   THE LAW DEBENTURE TRUST CORPORATION P.L.C.

--------------------------------------------------------------------------------

                                    MORTGAGE

--------------------------------------------------------------------------------

To: H.M. Chief Land Registrar. Note: This deed contains (in Clause 3 (Request to H.M. Chief Land Registrar)) an application to enter a restriction on the Proprietorship Register) and (in Clause 4 (Further Advances)) an application to enter a notice on the Charges Register

THIS DEED is dated [         ] between:

(1)      [        ] registered in England and Wales with company number [      ]
         (the "COMPANY"); and

(2) THE LAW DEBENTURE TRUST CORPORATION P.L.C. of Fifth Floor, 100 Wood Street, London EC2V 7EX as security trustee (the "SECURITY TRUSTEE").

BACKGROUND:

It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

IT IS AGREED as follows:

10.      DEFINITIONS

         In this Deed:

        "MORTGAGED PROPERTY" means:

         (a) the property specified in Schedule 1 (Details of Mortgaged Property); and

         (b) any buildings, fixtures, fittings, fixed plant or machinery from time to time situated on or forming part of such property,

         and includes all Related Rights.

         "RELATED RIGHTS" means, in relation to any asset,

         (a)      the proceeds of sale of any part of that asset;

         (b) all rights under any licence, agreement for sale or agreement for lease in respect of that asset;

         (c) all rights, benefits, claims, contracts, warranties, remedies, security, indemnities or covenants for title in respect of that asset; and

         (d) any moneys and proceeds paid or payable in respect of that asset.

         "SECURED OBLIGATIONS" means all obligations which the Company may at any time have to the Security Trustee (whether for its own account or as trustee for the Secured Creditors) or any of the other secured creditors including any liability in respect of further advances made, whether actual or contingent, present or future (and whether incurred solely or jointly and whether as principal or as surety or in some other capacity).

11.      FIXED SECURITY

         The Company hereby charges with full title guarantee in favour of the Security Trustee with the payment and discharge of the Secured Obligations, by way of legal mortgage all the Company's right, title and interest from time to time in the Mortgaged Property.

12.      REQUEST TO H.M. CHIEF LAND REGISTRAR

         The Company hereby applies to H.M. Chief Land Registrar to enter the following restriction in the Proprietorship register of any property which is, or is required to be, registered forming part of the Mortgaged Property:

                  "Except under an Order of the Registrar, no transfer, disposition, dealing, charge or mortgage by the proprietor of the land or any transfer made in the exercise of the power of sale possessed by the holder of any subsequent charge is to be registered or noted without the consent of the proprietor for the time being of Charge No. [-]".

13.      FURTHER ADVANCES

13.1 Certain Secured Creditors are under an obligation to make further advances to the Company and that obligation will be deemed to be incorporated into this Mortgage as if set out in this Mortgage.

13.2 The Company hereby applies to H.M. Chief Land Registrar to enter a note of the obligation to make further advances on the Charges register of any registered land forming part of the Mortgaged Property.

14.      RELEASE OF SECURITY

14.1     REDEMPTION OF SECURITY

         Upon the Security Trustee receiving confirmation from the Secured Creditors that the Secured Obligations have been discharged in full and none of the Secured Creditors being under any further actual or contingent obligation to make advances or provide other financial accommodation to the Company or any other person under any agreement between the Security Trustee and the Company, the Security Trustee shall, at the request and cost of the Company, release and cancel the security constituted by this Mortgage and procure the reassignment to the Company of the property and assets assigned to the Security Trustee pursuant to this Mortgage, in each case subject to Clause 5.2 (Avoidance of Payments) and without recourse to, or any representation or warranty by, the Security Trustee or any of its nominees.

14.2     AVOIDANCE OF PAYMENTS

         If the Security Trustee (on the basis of legal advice received by it for this purpose) considers that an amount paid to the Security Trustee or any Secured Creditor for application in or towards repayment of the Secured Obligations is (having regard to circumstances then existing) capable of being avoided or otherwise set aside on the liquidation or administration of any Company or otherwise, then such amount shall not be considered to have been irrevocably paid and such Secured Obligations shall not be considered to have been discharged in full for the purposes of this Debenture or any Mortgage PROVIDED THAT the Security Trustee shall be entitled but not obliged, independently and in the absence of a request by a Secured Creditor, to investigate, enquire or consider whether a payment can be avoided or set aside on the liquidation or administration of a Company or otherwise.

15.      THIRD PARTY RIGHTS

         A person who is not a party to this Deed shall have no rights under the Contract (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

16.      GOVERNING LAW

         This Deed is governed by English law.

17.      COUNTERPARTS

         This Deed may be executed in any number of counterparts, each of which shall be deemed an original and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed. Any party may enter into this Deed by signing any such counterpart.

THIS DEED has been entered into as a deed on the date stated at the beginning of this Deed.

                                   SCHEDULE 1

                          DETAILS OF MORTGAGED PROPERTY

County and District/
  London Borough                      Description of Property            Title Number
   [         ]                              [         ]                   [         ]

[Execution page]

                                 EXECUTION PAGES

THE COMPANIES

EXECUTED as a DEED                  )
by W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
ASSOCIATED ELECTRICAL               )
INDUSTRIES LIMITED                  )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
By W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
ELLIOTT-AUTOMATION                  )
HOLDINGS LIMITED                    )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by T.C.R. SHEPHERD                  )        T.C.R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
ENGLISH ELECTRIC                    )
COMPANY LIMITED                     )
in the presence of:                 )

Signature of witness:      S. KNIGHT

Name of witness:           Stephen Knight

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
By T.C.R. SHEPHERD                  )        T.C.R. SHEPHERD
acting as attorney-in-fact          )
for and on behalf of                )
GPT SPECIAL PROJECTS                )
MANAGEMENT LIMITED                  )
in the presence of:                 )

Signature of witness:      S. KNIGHT

Name of witness:           Stephen Knight

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
HIGHROSE LIMITED                    )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
By W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI (BRUTON                     )
STREET) LIMITED                     )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI (DGP1) LIMITED              )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI (DGP2) LIMITED              )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI (ELLIOTT                    )
AUTOMATION) LIMITED                 )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI (NCP) LIMITED               )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI AEROSPACE                   )
UNLIMITED                           )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI BONDING LIMITED             )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
CHINA LIMITED                       )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
By W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
HOLDINGS LIMITED                    )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
INTERNATIONAL HOLDINGS              )
LIMITED                             )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
INTERNATIONAL                       )
INVESTMENTS LIMITED                 )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
INTERNATIONAL LIMITED               )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
INVESTMENTS LIMITED                 )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
By W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI COMMUNICATIONS              )
LIMITED                             )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by MARY SKELLY                      )        M. SKELLY
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI CORPORATION PLC             )
in the presence of:                 )

Signature of witness:      S. KNIGHT

Name of witness:           Stephen Knight

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
by W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI OPTICAL                     )
COMPONENTS LIMITED                  )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
By W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MARCONI UK INTELLECTUAL             )
PROPERTY LIMITED                    )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
By W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
METAPATH SOFTWARE                   )
INTERNATIONAL LIMITED               )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           SOPHY LEVY

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

EXECUTED as a DEED                  )
By W. JOHNSON                       )        W. JOHNSON
acting as attorney-in-fact          )
for and on behalf of                )
MOBILE SYSTEMS                      )
INTERNATIONAL                       )
HOLDINGS LIMITED                    )
in the presence of:                 )

Signature of witness:      S LEVY

Name of witness:           Sophy Levy

Address:                   Allen and Overy, One New Change, London EC4M 9QQ

Occupation:                TRAINEE SOLICITOR

The Security Trustee

THE LAW DEBENTURE TRUST CORPORATION P.L.C.

By:           R.D. RANCE        J. M. JEBB

Address: THE LAW DEBENTURE TRUST CORPORATION p.l.c, FIFTH FLOOR, 100 WOOD STREET, LONDON EC2V 7EX

Fax:

Attention:    MANAGER TRUST ADMINISTRATION

Witnessed by: KINNARI BHATT